UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RENTECH, INC.

(Name of Registrant as Specified In Its Chapter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 8, 2015

Dear Shareholder:

We are pleased to invite you to the 2015 Annual Meeting of Shareholders of Rentech, Inc., to be held on June 17, 2015, at 8:30 a.m., Pacific Time, at the Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California 90045.

The matters to be considered and voted upon at the Annual Meeting are described in the Notice of Annual Meeting of Shareholders and the Proxy Statement that accompany this letter.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to provide access to our 2015 Annual Meeting materials, which include the accompanying Proxy Statement and our 2014 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. On or about May 8, 2015, we will begin mailing to our shareholders of record as of the close of business on April 21, 2015 a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the 2015 Annual Meeting materials over the Internet and vote online. Internet distribution of our proxy materials expedites receipt by shareholders, lowers the cost of the annual meeting, and conserves natural resources. However, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

It is very important that your shares be represented and voted at the Annual Meeting. Please read the attached Proxy Statement and vote your shares as soon as possible.

Thank you for your continued support of Rentech.

Keith B. Forman

Chief Executive Officer and President

RENTECH, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 17, 2015

You are cordially invited to attend the annual meeting of shareholders of Rentech, Inc.

Time and Date:	8:30 a.m. PDT on June 17, 2015. Check-in will begin at 7:30 a.m. PDT and you should allow ample time for the check-in procedures.

Place:	Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California 90045

Items of Business:	(1) To elect two directors for terms of three years each;

(2) To approve an amendment to the Tax Benefit Preservation Plan in order to extend the expiration date of the rights granted thereunder;

(3) To approve an amendment to Rentech’s Amended and Restated Articles of Incorporation (the “Articles”) to effect a reverse stock split (the “Reverse Stock Split Proposal”);

(4) In the event the shareholders approve the Reverse Stock Split Proposal, to approve an amendment to the Articles to decrease the number of authorized shares of Company’s common stock;

(5) To ratify the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm; and

(6) To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a Rentech shareholder as of the close of business on April 21, 2015 (the “Record Date”).

Meeting Admission:	You are entitled to attend the annual meeting only if you were a Rentech shareholder as of the close of business on the Record Date or hold a valid proxy for the annual meeting, or are a guest of the Company. You should be prepared to present photo identification for admittance. If you are a registered shareholder, an admission ticket is attached to your proxy card. Please detach and bring the admission ticket with you to the meeting. Shareholders who do not present admission tickets at the meeting will be admitted only upon verification of ownership. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on the Record Date for voting. Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on the Record Date. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.

Internet Access to Proxy Materials:	Under rules adopted by the Securities and Exchange Commission, we are providing access to our 2015 Annual Meeting materials, which include the accompanying Proxy Statement and our 2014 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about May 8, 2015, a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Shareholders) to our shareholders of record as of the Record Date. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the 2015 Annual Meeting materials over the Internet and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the 2015 Annual Meeting materials, including a proxy card.

Voting:	Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 16, 2015. Internet and telephone voting are available 24 hours per day. If you vote via Internet or telephone, you do not need to return a proxy card. You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card.

Los Angeles, California

Date: May 8, 2015

By Order of the Board of Directors,

Colin M. Morris

Secretary

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2015

RENTECH, INC.

10877 Wilshire Blvd., 10th Floor

Los Angeles, California 90024

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 17, 2015

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Q: Why am I receiving these materials?

A:	This proxy statement (this “Proxy Statement”), together with our Annual Report on Form 10-K for the year ended December 31, 2014 (our “Annual Report”), is being made available to shareholders commencing on or about May 8, 2015 in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of Rentech, Inc. (the “Company” or “Rentech”) of proxies for use at the 2015 Annual Meeting of Shareholders and any adjournments or postponements thereof (the “Annual Meeting”) to be held at the Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California 90045, on Wednesday, June 17, 2015, at 8:30 a.m., Pacific Time, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders.

Q: Will I be receiving printed copies of the 2015 Annual Meeting materials?

A:	You will not receive printed copies unless you request them by following the instructions in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement. We will begin mailing the Notice to shareholders of record, as of the Record Date, on or about May 8, 2015.

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our 2015 Annual Meeting materials, which include this Proxy Statement and our Annual Report, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the 2015 Annual Meeting materials over the Internet and vote online. This electronic access process is designed to expedite shareholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The

Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request a printed copy of the 2015 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a printed copy in paper or via e-mail of the 2015 Annual Meeting materials and materials for future proxy solicitations. Your request to receive materials in paper or via e-mail will remain in effect until you terminate it.

Q: I share an address with another shareholder, and we received only one copy of the Notice. How may I obtain a separate copy of the Notice?

A:	The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company may deliver a single copy of the Notice to shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing costs, mailing costs and fees. All shareholders have the ability to access the 2015 Annual Meeting materials on the website referred to in the Notice. If you would like to receive a separate copy of the Notice, please submit your request to:

Rentech, Inc.

Attn: Investor Relations

10877 Wilshire Blvd., 10th Floor

Los Angeles, California 90024

Similarly, if you share an address with another shareholder and received multiple copies of the Notice, you may write us at the above address to make arrangements to receive a single copy of the Notice at the shared address in the future.

RENTECH, INC.   ï  2015 Proxy Statement    1

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2015

In addition, if you share the same address with another shareholder and request a printed copy of the 2015 Annual Meeting materials, you may write us at the above address to request that a separate copy of the 2015 Annual Meeting materials be delivered to each shareholder at the shared address.

Shareholders who hold shares in an account at a brokerage firm, bank or similar organization may contact their brokerage firm, bank or other similar organization to request information about householding.

Q: What does it mean if I get more than one Notice?

A:	If your shares are registered differently and are in more than one account, you may receive more than one Notice. Please follow the instructions printed on each Notice that you receive and vote the shares represented by each Notice to ensure that all of your shares are voted. If you requested to receive a printed copy of the 2015 Annual Meeting materials, please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent at:

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Telephone within USA, US territories & Canada: 800-962-4284

Telephone outside USA, US territories & Canada: 781-575-3120

Q: How can I get electronic access to the 2015 Annual Meeting materials?

A:	The Notice will provide you with instructions regarding how to view the 2015 Annual Meeting materials on the Internet.

This Proxy Statement and our Annual Report are also available without charge on the Corporate Governance section of our website at http://www.rentechinc.com. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

Q: How may I obtain a copy of the Company’s 2014 Annual Report on Form 10-K?

A:	Our Annual Report will be made available over the Internet as set forth in the Notice. You may also request, without charge, a paper or e-mail copy of the Annual Report by following the instructions in the Notice. In addition, you may obtain, without charge, a copy of the Annual Report on the Corporate Governance section of our website at http://www.rentechinc.com or by contacting our principal executive offices at 10877 Wilshire Boulevard, 10th Floor, Los Angeles, California 90024, Attention: Investor Relations. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement. Our Annual Report is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q: What items will be voted on at the Annual Meeting?

A:	(1) To elect two directors for terms of three years each. This proposal is referred to as “Proposal 1”

(2) To approve an amendment (the “Plan Amendment”) to the Tax Benefit Preservation Plan between Rentech and Computershare Trust Company, N.A., as rights agent, dated August 5, 2011 (the “Tax Benefit Preservation Plan”) in order to extend the expiration date of the rights granted under the Tax Benefit Preservation Plan (such proposal, the “Plan Amendment Proposal”). This proposal is also referred to as “Proposal 2.”

(3) To approve an amendment to Rentech’s Amended and Restated Articles of Incorporation (as heretofore amended, the “Articles”) to effect a reverse stock split (referred to as the “Reverse Stock Split”, and such proposal, the “Reverse Stock Split Proposal”). This proposal is also referred to as “Proposal 3.”

(4) In the event the shareholders approve the Reverse Stock Split Proposal, to approve an amendment to the Articles to decrease the number of authorized shares of the Company’s common stock (the “Authorized Share Amendment”, and such proposal, the “Authorized Share Amendment Proposal”). This proposal is also referred to as “Proposal 4.”

(5) To ratify the selection of PricewaterhouseCoopers LLP as Rentech’s independent registered public accounting firm (the “Auditor Ratification Proposal”). This proposal is also referred to as “Proposal 5.”

(6) Such other business as may properly come before the Annual Meeting.

Q: How does the Board recommend I vote on the proposals?

A:

The Board recommends a vote FOR the election of each of Keith B. Forman and Halbert S. Washburn to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such

2    RENTECH, INC.  ï   2015 Proxy Statement

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2015

director’s earlier death, resignation or removal. The Board recommends a vote FOR the approval of the Plan Amendment Proposal, the Reverse Stock Split Proposal and the Authorized Share Amendment Proposal. The Board also recommends a vote FOR the Auditor Ratification Proposal.

Q: Who is entitled to vote?

A:	Only holders of record of common stock of the Company (the “Common Stock”) and Series E Preferred Stock of the Company (the “Series E Preferred Stock”) as of the close of business on April 21, 2015 (the “Record Date”) are entitled to vote at the Annual Meeting.

If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares. See “What if my shares are held in an account at a brokerage firm, bank or similar organization?” below.

Q: How many shares can I vote?

A:	As of the Record Date, 229,384,950 shares of Common Stock and 100,000 shares of Series E Preferred Stock (which are currently convertible into an aggregate of 45,045,045 shares of Common Stock), the only outstanding voting securities of the Company, were issued and outstanding. Each record holder of Common Stock is entitled to one vote for each share held and each record holder of Series E Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which such share is convertible on each matter submitted to a vote at the meeting. Cumulative voting is not allowed.

Q: How do I vote?

A:	There are four ways to vote:

•	Voting in Person. To vote in person, you must attend the Annual Meeting and follow the procedures for voting announced at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank or similar organization, you must present a signed proxy from that organization in order to be able to vote at the Annual Meeting.

•	Voting by Internet. You may vote by proxy over the Internet by following the instructions provided in the Notice.

•	Voting by Telephone. If you requested a printed copy of the 2015 Annual Meeting materials, you may vote by proxy by calling the toll free number found on the proxy card or voting instruction form, as applicable.

•	Voting by Mail. If you requested a printed copy of the 2015 Annual Meeting materials, you may vote by proxy by mail by following the instructions on the proxy card or voting instruction form, as applicable.

If no specific instructions are given for a matter to be voted upon, the holders of the proxy cards will vote the shares covered by proxies received by them (i) FOR the election of each of Keith B. Forman and Halbert S. Washburn to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director’s earlier death, resignation or removal; (ii) FOR the Plan Amendment Proposal, the Reverse Stock Split Proposal and the Authorized Share Amendment Proposal; and (iii) FOR the Auditor Ratification Proposal.

Q: Can I mark my votes on the Notice and send it back to the Company or my broker?

A:	No. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

Q: Can I change my vote after I have voted?

A:	You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by voting again by proxy as described above (only your latest, properly completed proxy submitted, whether by mail, telephone or the Internet, prior to the Annual Meeting will be counted) or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked by delivering to the Company’s Secretary at 10877 Wilshire Blvd., 10th Floor, Los Angeles, CA 90024 a written notice of revocation prior to the Annual Meeting.

Q: What if my shares are held in an account at a brokerage firm, bank or similar organization?

A:	If your shares are held in an account at a brokerage firm, bank or similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the record holder for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account, and that organization will provide you with instructions on how to do so. If you requested a printed copy of the 2015 Annual Meeting materials, you will receive a voting instruction form from your brokerage firm, bank or similar organization instead of a proxy card, and you should follow the instructions on the voting instruction form.

RENTECH, INC.   ï  2015 Proxy Statement    3

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2015

If you do not provide the organization that holds your shares with specific voting instructions, under the rules of the NASDAQ Stock Market (“NASDAQ”) in effect as of the date of this Proxy Statement, that organization generally may vote on routine matters but cannot vote on non-routine matters. Non-routine matters include Proposals 1, 2, 3 and 4. Proposal 5 is a routine matter under NASDAQ rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of elections that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” A broker non-vote will have the effects described under “What is a quorum?” and “What is required to approve each proposal?” below.

Q: What is a quorum?

A:	A quorum must have been established in order to consider any matter. A quorum for the items of business at the Annual Meeting requires the presence, in person or by proxy, of the holders of not less than a majority of the voting power of the outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class.

Q: What is required to approve each proposal?

A:	For Proposal 1, directors are elected by a plurality of votes cast. Therefore, the two candidates for director receiving the most votes will become directors of the Company. Shareholders may not cumulate their votes. Any broker non-votes and any proxies marked “Withhold” with respect to the election of one or more directors will not count as “votes cast” with respect to the director or directors indicated and therefore will be disregarded for purposes of determining the outcome of this proposal.

Proposal 2, the approval of the Plan Amendment Proposal, requires the affirmative “for” vote of a majority of those shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Any abstentions with respect to this proposal will count as votes against this proposal. Any broker non-votes with respect to this proposal will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this proposal.

Proposal 3, the approval of the Reverse Stock Split Proposal, requires the affirmative “for” vote of a majority of those shares entitled to vote on this proposal at the Annual Meeting. Any abstentions or broker non-votes with respect to this proposal will count as votes against this proposal.

Proposal 4, the approval of the Authorized Share Amendment Proposal, requires the affirmative “for” vote of a majority of those shares entitled to vote on this proposal at the Annual Meeting. Any abstentions or broker non- votes with respect to this proposal will count as votes against this proposal.

Proposal 5, the Auditor Ratification Proposal, requires the affirmative “for” vote of a majority of those shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Any abstentions with respect to this proposal will count as votes against this proposal.

Q: How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy or your authenticated Internet or telephone proxy will give authority to each of Keith B. Forman, our Chief Executive Officer and President, Dan J. Cohrs, our Executive Vice President and Chief Financial Officer, and Colin M. Morris, our Senior Vice President, General Counsel and Secretary, to vote on such matters at their discretion.

Q: What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings as follows:

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2016 Annual Meeting of Shareholders, the written proposal must be delivered to or mailed and received by the Secretary of the Company at our principal executive offices no later than January 11, 2016, which is 120 days prior to the one-year anniversary of the date of this proxy statement, in order to be eligible for inclusion in our proxy statement and form of proxy. However, if the date of the 2016 Annual Meeting of Shareholders is moved more than 30 days before or after the anniversary date of the 2015 Annual Meeting of Shareholders, the deadline for inclusion of proposals in our proxy statement instead will be a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Rentech, Inc.

Attn: Secretary

10877 Wilshire Blvd., 10th Floor

Los Angeles, California 90024

4    RENTECH, INC.  ï   2015 Proxy Statement

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 17, 2015

Under our bylaws, for business properly to be brought before the annual meeting of shareholders held in 2016, a shareholder must have given timely notice in proper written form to our Secretary at the address set forth on the first page of this Proxy Statement in accordance with the then current provisions of our bylaws. Our bylaws currently require that such notice be delivered to or mailed and received at our principal executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting (i.e., no earlier than March 18, 2016 and no later than April 17, 2016). If, however, we advance the date of the next annual meeting by more than 30 days or delay such date by more than 60 days, notice by the shareholder must be given not earlier than the close of business on the 90th day in advance of such meeting and not after the later of (i) the close of business on the 60th day prior to such meeting, or (ii) the tenth day following the first public announcement of the date of such meeting.

Nomination of Director Candidates: Shareholders may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the Secretary. For additional information regarding shareholder recommendations for director candidates, see “Election of Directors (Proxy Item 1) — Nominating and Corporate Governance Committee and Shareholder Communications.”

Under our bylaws, for a shareholder to nominate a director for election at the 2016 Annual Meeting of Shareholders, a shareholder must have given timely notice in proper written form to our Secretary at the address set forth on the first page of this Proxy Statement in accordance with the then current provisions of our bylaws. Our bylaws currently require that such notice be delivered to or mailed and received at our principal executive offices not later than December 31, 2015. In addition, the shareholder must also provide the director nomination information required by our bylaws.

Copy of Bylaw Provisions: You may contact the Company’s Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

Q: How is the Company soliciting proxies for the Annual Meeting?

A:	This solicitation is made via the Internet on behalf of the Board of Directors. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, mail, facsimile or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to shareholders. We have retained MacKenzie Partners, Inc. to assist us with the solicitation of proxies and will pay them a retainer fee of $25,000 plus expenses.

Q: How can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in our Current Report on Form 8-K within four business days after the Annual Meeting.

Q: How may I communicate with the Company’s Board or the non-management directors on the Company’s Board?

A:	Shareholders and other interested parties wishing to communicate with our Board may send a written communication addressed to:

Rentech, Inc.

Attention: Secretary

10877 Wilshire Blvd., 10th Floor

Los Angeles, CA 90024

Our corporate secretary will forward all appropriate communications directly to our Board or to any individual director or directors, depending upon the facts and circumstances outlined in the communication. Any shareholder or other interested party who is interested in contacting only the independent directors or non-management directors as a group or the director who presides over the meetings of the independent directors or non-management directors may also send written communications to the contact above and should state for whom the communication is intended.

RENTECH, INC.   ï  2015 Proxy Statement    5

PROXY ITEM 1 ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

(Proxy Item 1)

There are currently nine positions on the Board. The holders of the Common Stock are currently entitled to elect seven directors (the “Common Stock Directors”) and the holders of the Series E Preferred Stock are currently entitled to elect two directors (the “Series E Directors”). The Board currently is divided into three classes, one of which currently consists of two director positions, one of which currently consists of three director positions and one of which currently consists of four director positions. The Common Stock Directors in each class are elected for three years and until the election and qualification of their successors. The Series E Directors serve until the sooner of their resignation or removal by the holders of the Series E Preferred Stock.

Information Regarding Directors Elected by the Holders of Common Stock.

Messrs. Keith B. Forman and Halbert S. Washburn have been nominated for election as directors for a term of three years each and until their successors have qualified and are elected. Mr. Forman is presently a member of the Board, having been appointed to the Board on December 9, 2014 to fill the vacancy created by the resignation of Mr. D. Hunt Ramsbottom. Mr. Washburn is presently a member of the Board and was elected at the 2012 annual meeting of shareholders. All other members of the Board will continue in office until the expiration of their respective terms at the 2016 or 2017 annual meetings of shareholders.

If your vote is properly submitted, it will be voted for the election of the nominees named above, unless contrary instructions are specified. Each nominee has consented to serve if elected. Although the Board has no reason to believe that any of the nominees will be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card will vote, unless the number of nominees or directors is reduced by the Board, for such other nominee or nominees as the Nominating and Corporate Governance Committee of the Board may propose and the Board approves.

Information Regarding Nominees for Election:

Keith B. Forman,

Chief Executive Officer, President and Director, Age 56—

Mr. Forman was appointed Chief Executive Officer, President and director of Rentech in December 2014. Mr. Forman was also appointed as the Chief Executive Officer of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P. (NYSE: RNF), in December 2014 and was appointed as a director of Rentech Nitrogen GP, LLC in connection with the initial public offering of Rentech Nitrogen Partners, L.P. in November 2011. Rentech Nitrogen GP, LLC is one of our indirect wholly-owned subsidiaries and Rentech Nitrogen Partners, L.P. is one of our indirect majority-owned subsidiaries. Since April 2007, Mr. Forman has been a director of Capital Product Partners L.P., a publicly traded shipping limited partnership specializing in the seaborne transportation of oil, refined oil products, chemicals and dry cargoes. Mr. Forman currently serves as the Chairman of its conflicts committee and is a member of its audit committee. Since May of 2011, Mr. Forman has served as a Senior Advisor to Industry Funds Management (IFM). IFM is an Australian based fund investing in infrastructure projects around the world including making investments in energy related infrastructure. Since November 2013, Mr. Forman has served as a director of Applied Consultants, Inc., a privately held (by Nautic Partners) company with a roster of over 1,500 consulting engineers who work in the midstream pipeline construction and maintenance industry. From November 2007 until March 2010, Mr. Forman served as Partner and Chief Financial Officer of Crestwood Midstream Partners LP, a private investment partnership focused on making equity investments in the midstream energy market. From January 2004 to July 2005, Mr. Forman was Senior Vice President, Finance for El Paso Corporation, a provider of natural gas services. From January 1992 to December 2003, he served as Chief Financial Officer of GulfTerra Energy Partners L.P., a publicly traded master limited partnership, and was responsible for the financing activities of the partnership, including its commercial and investment banking relationships. Mr. Forman received a B.A. degree in economics and political science from Vanderbilt University. The Board has determined that Mr. Forman brings to the Board accounting, financial and directorial experience, including extensive experience with master limited partnerships, and therefore he should serve our Board.

6    RENTECH, INC.  ï   2015 Proxy Statement

PROXY ITEM 1 ELECTION OF DIRECTORS

Halbert S. Washburn,

Director and Chairman of the Board, Age 55—

Mr. Washburn was appointed as a director of Rentech in December 2005, and has served as Chairman of the Board since June 2011. He also serves on the Compensation Committee and Finance Committee of the Board. In addition, Mr. Washburn served as a director of Rentech Nitrogen GP, LLC from July 2011 until April 2015. Mr. Washburn has over 25 years of experience in the energy industry. Since April 2010, Mr. Washburn has been the Chief Executive Officer of BreitBurn GP, LLC, the general partner of BreitBurn Energy Partners LP. From August 2006 until April 2010, he was the co-Chief Executive Officer and served on the board of directors of BreitBurn GP, LLC. In December 2011, he was reappointed as a member of the board of directors of BreitBurn GP, LLC. He has served as the co-President and a director of BreitBurn Energy Corporation since 1988. He also has served as a co-Chief Executive Officer and a director for

Pacific Coast Energy Holdings, LLC (formerly BreitBurn Energy Holdings, LLC) and as co-Chief Executive Officer and a director of PCEC (GP), LLC (formerly BEH (GP), LLC). Since September 2013, Mr. Washburn has served on the board of directors of Jones Energy, Inc., a publically traded oil and gas exploration and production company. Mr. Washburn previously served as Chairman on the Executive Committee of the board of directors of the California Independent Petroleum Association. He also served as Chairman of the Stanford University Petroleum Investments Committee and as Secretary and Chairman of the Wildcat Committee. The Board has determined that Mr. Washburn brings to the Board knowledge of our business, extensive experience in the field of energy and with the MLP structure, including his service as an executive officer and director of several BreitBurn entities, and familiarity with start-up and public energy companies, and therefore he should serve on the Board.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” ELECTION OF THE BOARD’S NOMINEES LISTED ABOVE.

Information Regarding Continuing Common Stock Directors with Terms Expiring in 2016:

Edward M. Stern,

Director, Age 56—

Mr. Stern was appointed as a director of Rentech in December 2006 and he currently serves as chairperson of the Compensation Committee. He also serves on the Finance Committee and Nominating and Corporate Governance Committee of the Board. Mr. Stern is the President and Chief Executive Officer of PowerBridge, LLC, or PowerBridge, the leading developer of non-utility, privately financed electric transmission systems in the U.S. PowerBridge has developed, financed, constructed and now operates more than 1300 megawatts of transmission capacity, with a total investment in excess of $1.5 billion. PowerBridge has recently completed the development and construction of a natural gas line and is currently developing several billion dollars of new electric transmission facilities. Mr. Stern has nearly 30 years of experience leading the successful development, financing and operation of major energy and infrastructure projects. Under Mr. Stern’s guidance, PowerBridge developed and built the Neptune Regional Transmission System, completed in 2007, and the Hudson Transmission Project, completed in 2013. Both the Neptune Regional Transmission System and the Hudson Transmission Project are 660 megawatt HVDC underwater and underground electric transmission systems, managed by PowerBridge, that interconnect the PJM energy grid in New Jersey with power grids in New York. Both projects were completed on budget and ahead of schedule.

From 1991 through 2004, Mr. Stern was employed by Enel North America, Inc., the North American subsidiary of the Italian electric utility, Enel SpA, and its predecessor, CHI Energy, Inc., an energy company specializing in renewable energy technologies including hydroelectric projects and wind farms. While at Enel North America, Inc. and CHI Energy, Inc., Mr. Stern served as General Counsel and, commencing in 1999, as President, Director and Chief Executive Officer. Prior to joining CHI, Mr. Stern was a vice president with BayBanks, Inc., a Boston-based $10 billion financial services organization, where for six years he specialized in energy project finance, real estate restructurings and asset management. Mr. Stern also currently serves on the boards of CAN Capital, Inc., a financial services company, and Deepwater Wind, a developer of offshore wind projects and serves on the Advisory Board of Starwood Energy Group Global, LLC, a private equity firm specializing in energy and infrastructure investments. Mr. Stern received B.A., J.D. and M.B.A. degrees from Boston University. He is a member of the Massachusetts Bar and the Federal Energy Bar. The Board has determined that Mr. Stern brings to the Board significant management and legal experience at energy companies, including substantial project development experience, and his directorial and governance experience as a director at numerous companies, and therefore he should serve on the Board.

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John A. Williams,

Director, Age 72—

Mr. Williams was appointed as a director of Rentech in November 2009 and he currently serves on the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Williams has over 40 years of business experience, principally in the real estate and banking industries. Since January 2004, Mr. Williams has served as the Chief Executive Officer, President and Managing Member of Corporate Holdings, LLC, a diversified holdings company, and since November 2004, he has served as Chief Executive Officer and Managing Member of Williams Realty Advisors, LLC, a real estate fund advisor to over $3 billion in assets. Mr. Williams is currently Chairman and Chief Executive Officer of Preferred Apartment Communities, Inc., a real estate investment trust. In 1970, Mr. Williams founded Post Properties, Inc., a developer, owner and manager of upscale multifamily apartment communities in selected markets in the United States. Mr. Williams served as Chief Executive Officer of Post Properties from 1970 until 2002, and he served on its board from inception until 2004. Mr. Williams served as Chairman for Post Properties from inception until February 2003 and Chairman Emeritus from February 2003 until August 2004. Mr. Williams currently serves on the board of directors of the Atlanta Falcons of which he is also a minority owner. He previously served on a variety of boards of directors, including those of NationsBank Corporation, Barnett Banks, Inc. and Crawford & Company. Mr. Williams hold a B.S. degree in industrial management from Georgia Tech. The Board has determined that Mr. Williams brings to the Board over 40 years of business experience and directorial and governance experience on boards of directors, and therefore he should serve on the Board.

Information Regarding Continuing Common Stock Directors with Terms Expiring in 2017:

Michael S. Burke,

Director, Age 52—

Mr. Burke was appointed as a director of Rentech in March 2007. He serves as chair of the Audit Committee and is a member of the Compensation Committee. Mr. Burke was appointed as a director of Rentech Nitrogen GP, LLC in July 2011 and is a member of the Audit Committee of Rentech Nitrogen GP, LLC. Mr. Burke is the Chief Executive Officer and President of AECOM Technology Corporation, or AECOM, a global provider of professional technical and management support services to government and commercial clients. Mr. Burke was appointed chairman of the board of AECOM on March 4, 2015. From October 1, 2011 through March 5, 2014, Mr. Burke served as President of AECOM. From December 2006 through September 2011, Mr. Burke served as Executive Vice President, Chief Financial Officer of AECOM. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm, KPMG LLP, where he served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005. Mr. Burke also was a member of the board of directors of KPMG from 2000 through 2005. While on the board of directors of KPMG, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee. Mr. Burke also serves on the boards of directors of various charitable and community organizations. Mr. Burke received a B.S. degree in accounting from the University of Scranton and a J.D. degree from Southwestern University. The Board has determined that Mr. Burke brings to the Board extensive accounting, financial and business experience, including experience as an executive officer of a public company, and therefore he should serve on the Board.

General (ret) Wesley K. Clark,

Director, Age 70—

General (ret) Wesley Clark was appointed as a director of Rentech in December 2010 and currently serves on the Audit Committee. General Clark is an active investment banker and strategic energy consultant in the oil, gas, biofuels, solar and wind industries in the United States, Europe, and Latin America. In 2003 General Clark founded his own strategic consulting firm, Wesley K. Clark and Associates, where he currently serves as Chairman and Chief Executive Officer. From 2000 to 2003 General Clark was a managing director at Stephens, Inc., an investment banking firm based in Arkansas. He acts as a Senior Advisor to the Blackstone Group with a focus in the energy sector. General Clark currently and historically has served on several public and private company boards in the areas of energy, infrastructure and technology. He serves on the board of directors of the following publically traded companies: BNK Petroleum Inc., an energy company focused on the acquisition, exploration and production of large oil and gas reserves; Bankers Petroleum Ltd., a Canadian based oil and gas exploration and production company; Amaya Gaming, a Canadian company in the electronic gaming industry; Root9B Technologies, Inc., a provider of cybersecurity, regulatory risk mitigation, and energy and controls solutions; Petromanas Energy Inc., a Canadian based oil and gas exploration production company; and The Grilled Cheese Truck, Inc., a food truck operator. General Clark retired a four star general from the United States Army in 2000, as NATO Supreme Allied Commander, Europe, following a 38 year Army career. He is a recipient of numerous U.S. and foreign awards, including the Presidential Medal of Freedom and Honorary Knighthoods from The United Kingdom and Netherlands. He graduated first in his class from the United States Military Academy at West Point and attended Oxford University as a Rhodes Scholar earning

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degrees in philosophy, politics and economics. The Board has determined that General Clark brings to the Board extensive leadership experience, including having held high-ranking positions in the United States Army, and directorial and governance experience as a result of having served on boards of directors of numerous companies in the financial and energy sectors.

Ronald M. Sega,

Director, Age 62—

Dr. Sega was appointed as a director of Rentech in December 2007 and serves as chairperson of the Nominating and Corporate Governance Committee. Currently Dr. Sega serves as Director, Systems Engineering Programs and Special Assistant to the Chancellor for Strategic Initiatives at Colorado State University. From 2010 to 2013 he served as Vice President and Enterprise Executive for Energy and the Environment for both Colorado State University (CSU) and The Ohio State University (OSU), two Land-Grant universities engaged in efficient, sustainable development of practical products using natural resources (e.g. land/crops, forests, water, natural gas, etc.) through education, research and outreach. At CSU, he served as chair of the Sustainability, Energy, and Environment Advisory Committee. Dr. Sega also served as chair of the President’s and the Provost’s Council on Sustainability at OSU. Since 2008, Dr. Sega has served as a member of the board of directors of Woodward Inc., a public company that designs, manufactures and services energy control systems and components for aircraft and industrial engines and turbines. From August 2005 to August 2007, Dr. Sega served as Under Secretary for the U.S. Air Force. In that capacity, he oversaw the recruiting, training and equipping of approximately 700,000 people and a budget of approximately $110 billion and was the first senior energy official for the Air Force. Designated as the Department of Defense (DoD) Executive Agent for Space, Dr. Sega developed, coordinated and integrated plans and programs for all Department of Defense space major defense acquisition programs. From August 2001 until July 2005, Dr. Sega was Director of Defense Research and Engineering, Office of the Secretary of Defense, serving as the Chief Technology Officer for the DoD. Dr. Sega worked for NASA from 1990 until 1996 and made two shuttle flights during his career as an astronaut. He serves on several non-profit boards: Alaska Aerospace Corporation, Energy Institute for 21st Century Energy of the U.S. Chamber of Commerce, Air University Board of Visitors, U.S. Army Science Board, and U.S. Space Foundation Board of Directors. Dr. Sega received a B.S. in mathematics and physics from the United States Air Force Academy in 1974, a master of science degree in physics from The Ohio State University in 1975, and a doctorate in electrical engineering from the University of Colorado in 1982. The Board has determined that Dr. Sega brings to the Board a strong background in sustainability, energy, environment, aerospace, technology research, and operations with significant experience in leadership positions, including those involving responsibility for large budgets, and therefore he should serve on the Board.

Information Regarding Directors Elected by the Holders of Series E Preferred Stock.

Issuance of Series E Preferred Stock; Board Designation Rights

Under the Articles of Amendment for the Series E Preferred Stock, in the election of directors to the Board:

•	for so long as the initial holders (or their Permitted Transferees (as defined in the Articles of Amendment)) of the outstanding shares of Series E Preferred Stock as of the original issue date own at least 85% of the shares of Series E Preferred Stock issued on the original issue date, the holders of the outstanding shares of Series E Preferred Stock, voting as a separate class, are entitled to elect two individuals to the Board; and

•	for so long as the initial holders (or their Permitted Transferees) of the outstanding shares of Series E Preferred Stock as of the original issue date own at least 42.5% of the shares of Series E Preferred Stock issued on the original issue date, the holders of the outstanding shares of Series E Preferred Stock, voting as a separate class, are entitled to elect one Series E Director.

In addition to the rights under our articles of incorporation, pursuant to the agreement (the “Subscription Agreement”)

under which the shares of Series E Preferred Stock were purchased by the purchasers thereof (the “Series E Purchasers”), for so long as the Series E Purchasers in the aggregate have record and beneficial ownership of shares of Common Stock issued upon conversion of the Series E Preferred Stock (the “Conversion Shares”) that constitute at least 6% of our outstanding Common Stock, the Series E Purchasers’ collectively have the right to nominate one person for election to the Board. For so long as the Series E Purchasers in the aggregate have record and beneficial ownership of Conversion Shares that constitute more than 18% of our outstanding Common Stock and less than 42.5% of the Series E Preferred Stock issued on the date of the Subscription Agreement, the Series E Purchasers collectively are entitled to nominate a total of two nominees for election to the Board. For so long as the Series E Purchasers have the right to appoint or nominate at least one person to the Board in accordance with the Subscription Agreement, the Series E Purchasers collectively have the right to appoint one observer to the Board who must be reasonably acceptable to Rentech.

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Information Regarding Series E Directors Designated to the 2016 Class of Directors:

Patrick J. Moore was previously designated a Series E Director designated to the 2016 Class of Directors. Mr. Moore resigned from the Board as a Series E Director effective April 13, 2015, and his position currently remains vacant.

Information Regarding Series E Directors Designated to the 2017 Class of Directors:

Douglas I. Ostrover,

Age 52—

Mr. Ostrover was appointed as a director of Rentech in April 2014 and serves as chairperson of the Finance Committee. Mr. Ostrover is senior managing director of the Blackstone Group and a founder of GSO Capital, an alternative asset management firm and a subsidiary of the Blackstone Group. Prior to co-founding GSO Capital in 2005, Mr. Ostrover held various positions at Credit Suisse First Boston (CSFB). He served as managing director and chairman of the Leveraged Finance Group, and global co-head of the Leveraged Finance

Group. Prior to joining CSFB, Mr. Ostrover was managing director in charge of high yield and distressed sales, trading and research at Donaldson, Lufkin & Jenrette. Mr. Ostrover is currently on the Board of Directors of the Michael J. Fox Foundation. Mr. Ostrover received a Bachelor of Arts in economics from the University of Pennsylvania and an MBA from the Stern School of Business of New York University. The Board has determined that Mr. Ostrover brings to the Board extensive financial and business experience, and therefore he should serve on the Board.

Executive Officers

Information concerning the business experience of Mr. Forman, who serves as our President and Chief Executive Officer, is provided above.

Dan J. Cohrs,

Executive Vice President, Chief Financial Officer and Treasurer, Age 62—

Mr. Cohrs was appointed Executive Vice President and Chief Financial Officer of Rentech in October 2008. Mr. Cohrs has more than 25 years of experience in corporate finance, strategy and planning, and mergers and acquisitions. From April 2008 through September 2008, Mr. Cohrs served as Chief Development and Financial Officer of Agency 3.0, LLC, a private digital advertising and consulting agency in Los Angeles, California and he was a Partner and a Board Member of Agency 3.0, LLC until September 2009. From August 2007 through September 2008, he served as Chief Development & Financial Officer of Skycrest Ventures, LLC, a private investment and consulting firm in Los Angeles that was related to Agency 3.0, LLC. From June 2006 to May 2007, Mr. Cohrs served as a consultant for finance and corporate development, as well as Interim Chief Financial Officer for several months during that period of time for Amp’d Mobile, a private mobile media entertainment company in Los Angeles. From 2003 to 2007, Mr. Cohrs worked as an independent consultant and advised companies regarding financings, investor presentations and business plans. Also from November 2005 to March 2006, Mr. Cohrs served as a Visiting Senior Lecturer at Cornell University’s Johnson School of Management in the area of corporate governance. From May 1998 to June 2003, Mr. Cohrs served as Executive Vice President and Chief Financial Officer of Global Crossing Ltd.

Prior to being employed at Global Crossing Ltd., Mr. Cohrs held senior positions in finance and strategy at Marriot Corporation, Northwest Airlines, Inc. and GTE Corporation, a predecessor of Verizon Communications, Inc. Mr. Cohrs earned M.S. and Ph.D. degrees in finance, economics and public policy from Cornell University’s Johnson Graduate School of Management and a B.S. degree in Engineering from Michigan State University. Mr. Cohrs was appointed Chief Financial Officer of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P., in July 2011.

On June 1, 2007, Amp’d Mobile, Inc. filed a petition for bankruptcy under chapter 11 of title 11 of the United States Code, 11 U.S.C. § 101, et seq., or the Bankruptcy Code, with the United States Bankruptcy Court for the District of Delaware. On January 28, 2002, Global Crossing Ltd., and certain of its direct and indirect subsidiaries, filed a petition for bankruptcy under chapter 11 of title 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. On April 11, 2005, the SEC, Global Crossing Ltd., Mr. Cohrs (at the relevant time, the Chief Financial Officer of Global Crossing Ltd.) and other members of Global Crossing Ltd.’s senior management reached a settlement related to an SEC investigation regarding alleged violations of the reporting provisions of Section 13(a) of the Exchange Act and the regulations thereunder. The parties to the agreement (other than the SEC)

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agreed not to cause any violations of such reporting provisions in the future, and in connection with a parallel civil action, Mr. Cohrs agreed to pay a $100,000 civil penalty. In the SEC order, none of the allegations related to fraud, no party admitted liability and no other violations of securities laws were alleged. Also in connection with Global Crossing, Ltd., on July 16, 2004, Mr. Cohrs and the Secretary of the United States Department of Labor entered into a settlement agreement, the relevant restrictions of which expired on July 16, 2009, pursuant to which Mr. Cohrs agreed, among other things, that he would give notice to the Secretary, and if the Secretary objected, then he would not serve in a fiduciary capacity with respect to any plan covered by the Employee Retirement Income Security Act.

Sean Ebnet,

Senior Vice President of Wood Fibre, Age 48—

Mr. Ebnet was appointed Senior Vice President of Business Development of Rentech in October 2012, and subsequently retitled to Senior Vice President of Wood Fibre at Rentech on March 2, 2013. Mr. Ebnet is responsible for growing and managing Rentech’s wood fibre business. Mr. Ebnet began his career with the United States Forest Service before moving into the private sector where he worked as a consultant to numerous forest products companies, power utilities and government agencies. From 2000 to 2008, Mr. Ebnet served as an Executive Director of Alternative Energy Investment Group where he was responsible for the screening, research and development of privately funded renewable power projects. From 2008 to 2012, Mr. Ebnet served the British utility Drax Power Ltd. as Director of New Business and spearheaded the company’s transition of the 4,000 MW coal plant into the largest biomass co-firing power station in the world. Mr. Ebnet graduated from the University of Washington with a B.S. degree in Zoology and Environmental Sciences.

Colin M. Morris,

Vice President and General Counsel, Age 42—

Mr. Morris has served as Senior Vice President and General Counsel of Rentech since October 2011. From June 2006 to October 2011, Mr. Morris served as Vice President and General Counsel. Mr. Morris practiced corporate and securities law at the Los Angeles office of Latham & Watkins LLP from June 2004 to May 2006. From September 2000 to May 2004, Mr. Morris practiced corporate and securities law in the Silicon Valley office of Wilson, Sonsini, Goodrich and Rosati. Prior to that Mr. Morris practiced corporate and securities law in the Silicon Valley office of Pillsbury Winthrop Shaw Pittman LLP. Mr. Morris received an A.B. degree in government from Georgetown University and a J.D. from the University of California, Berkeley, Boalt Hall School of Law. Mr. Morris was appointed Senior Vice President, General Counsel and Secretary of Rentech Nitrogen GP, LLC, the general partner of Rentech Nitrogen Partners, L.P., in October 2011, and from July 2011 to October 2011, Mr. Morris served as Vice President, General Counsel and Secretary.

Jeffrey R. Spain,

Senior Vice President of Finance, Accounting & Administration of Wood Fibre, Age 49—

Mr. Spain joined Rentech in 2011 as Senior Vice President of Finance and Accounting. In December 2014, Mr. Spain was appointed Senior Vice President of Finance, Accounting & Administration for the Wood Fibre group. Mr. Spain’s experience spans over 20 years and includes investment banking, operations management and Chief Financial Officer roles of high growth companies. Mr. Spain’s past employers include Credit Suisse First Boston, Kimberly-Clark Corporation, LeadPoint, Inc. and eNutrition. At LeadPoint, Inc., an internet performance marketing company funded by Redpoint Ventures, Mr. Spain served as its CFO from 2004 until joining Rentech in 2011. Mr. Spain received his Masters of Business Administration from the Anderson Graduate School of Management at UCLA and earned his Bachelor’s degree in finance from Southern Methodist University.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our Common Stock (i) as of December 31, 2014, by all owners of record or those who are known to us to beneficially own more than 5% of the issued and outstanding shares of our Common Stock, (ii) as of April 21, 2015, by each current director and named executive officer, or NEO, identified in the tables under the “Compensation Discussion and Analysis” section below, and (iii) as of April 21, 2015, by all current executive officers and directors as a group:

Directors and Named Executive Officers (1)(2)(3) Listed in alphabetical order	Amount and Nature of Beneficially Ownership (4)	Percentage of Class (5)
Michael S. Burke	409,625	*
General Wesley K. Clark	221,977	*
Dan J. Cohrs	1,300,265	*
Sean Ebnet	253,055	*
Keith B. Forman	—	*
Colin M. Morris	818,134	*
Douglas I. Ostrover	—	*
D. Hunt Ramsbottom (6)	2,716,969	1.2
Ronald M. Sega	396,327	*
Jeffrey R. Spain	321,350	*
Edward M. Stern	453,518	*
Halbert S. Washburn	468,328	*
John A. Williams	82,222	*
All directors and executive officers as a group (12 persons)	4,724,801	2.1

Beneficial Owners of More than 5%	Amount and Nature of Beneficially Ownership	Percentage of Class
Funds affiliated with GSO Capital Partners LP (7)	45,045,045	16.4

Ariel Investments, LLC (8)	18,857,659	8.2
Overbrook Management Corporation (9)	17,472,805	7.6
Park West Asset Management, LLC (10)	15,496,065	6.8
The Vanguard Group (11)	13,625,485	5.9

*	Less than 1%
(1)	Except as otherwise noted and subject to applicable community property laws, each shareholder has sole or shared voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Rentech, Inc., 10877 Wilshire Blvd., 10th Floor, Los Angeles, CA 90024.
(2)	If a person has the right to acquire shares of Common Stock subject to options, time-vesting restricted stock units, or RSUs, or other convertible or exercisable securities within 60 days of April 21, 2015, then such shares (including certain RSUs that are fully vested but will not be yet paid out until the earlier of the recipient’s termination and three years from the applicable award date, subject to any required payment delays arising under applicable tax laws) are deemed outstanding for purposes of computing the percentage ownership of that person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The following shares of Common Stock that may be acquired within 60 days of April 21, 2015 and are included in the table above:
•	Michael S. Burke — 44,616 under options;
•	General Wesley K. Clark — 21,501 under options;
•	Dan J. Cohrs — 442,687 under options;
•	Sean Ebnet — 66,667 under options;
•	Colin M. Morris — 257,706 under options;
•	Ronald M. Sega — 44,616 under options;
•	Jeffrey R. Spain — 80,632 under options;
•	Edward M. Stern — 21,501 under options;
•	Halbert S. Washburn — 44,616 under options;
•	John A. Williams — 28,490; and
•	all directors and executive officers as a group — 1,053,032.
(3)	The Security Ownership table above does not include the following:
(A) Performance-vesting restricted stock units, or PSUs, granted during the year ended December 31, 2014 and held by our NEOs that vest over a four year period based on the level of total shareholder return over such period (the numbers below represent the target number of PSUs that may be issued to the NEOs):
•	Dan J. Cohrs — 300,297 PSUs;
•	Sean Ebnet — 225,130 PSUs;
•	Keith B. Forman — 1,008,265 PSUs;

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•	Colin M. Morris — 184,798 PSUs; and
•	Jeffrey R. Spain — 70,664 PSUs.
PSUs, granted prior to January 1, 2014 and held by our NEOs that vest over a three year period based on the level of total shareholder return over such period (the numbers below represent the target number of PSUs that may be issued to the NEOs):
•	Dan J. Cohrs — 442,603 PSUs;
•	Sean Ebnet — 170,213 PSUs;
•	Colin M. Morris — 286,418 PSUs; and
•	Jeffrey R. Spain — 67,263 PSUs.
(B) unvested RSUs and/or options that will vest assuming the continued employment of the officer or director beyond each applicable vesting date:
•	Michael S. Burke — 16,474 RSUs;
•	General Wesley K. Clark — 14,731 RSUs;
•	Dan J. Cohrs — 62,459 RSUs;
•	Sean Ebnet — 230,539 RSUs;
•	Keith B. Forman — 1,102,491 under options;
•	Colin M. Morris — 39,330 RSUs;
•	Ronald M. Sega — 14,980 RSUs;
•	Jeffrey R. Spain — 36,348 RSUs;
•	Edward M. Stern — 16,972 RSUs;
•	Halbert S. Washburn — 17,969 RSUs; and
•	John A. Williams — 15,229 RSUs.
(4)	Information with respect to beneficial ownership is based upon information furnished by each shareholder or contained in filings with the SEC.
(5)	Based on 229,384,950 shares of Common Stock outstanding as of April 21, 2015.
(6)	As of December 15, 2014, Mr. Ramsbottom’s last day of employment with Rentech.
(7)	Based on information in a Schedule 13D filed with the SEC on February 25, 2015 by GSO Cactus Credit Opportunities Fund LP (“GSO Cactus”), Steamboat Credit Opportunities Master Fund LP (“Steamboat”), GSO Coastline Credit Partners LP (“GSO Coastline”), GSO Aiguille des Grands Montets Fund II LP (“GSO Aiguille”), GSO Special Situations Fund LP (“GSO SSF”), GSO Special Situations Overseas Master Fund Ltd. (“GSO SSOMF”), GSO Palmetto Opportunistic Investment Partners LP (“GSO Palmetto”), GSO Credit A-Partners LP, (“GSO Credit”), GSO Palmetto Opportunistic Associates LLC (“GSO Palmetto OA”), GSO Credit-A Associates LLC (“GSO Credit-A”), GSO Holdings I L.L.C. (“GSO Holdings I”), GSO Capital Partners LP (“GSO Capital Partners LP”), Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, Stephen A. Schwarzman, GSO Advisor Holdings L.L.C. (“GSO Advisor”), Blackstone Holdings I L.P. (“Blackstone Holdings I”), Blackstone Holdings I/II GP Inc. (“Blackstone Holdings I/II”), The Blackstone Group L.P. (“Blackstone Group L.P.”) and Blackstone Group Management L.L.C. (“Blackstone Group LLC”) (together, the “GSO Persons”). GSO Cactus directly holds 9,885.3043 shares of Series E Preferred Stock convertible into approximately 4,452,839 shares of Common Stock, Steamboat directly holds 3,840.2958 shares of Series E Preferred Stock convertible into approximately 1,729,862 shares of Common Stock, GSO Coastline directly holds 3,843.1304 shares of Series E Preferred Stock convertible into approximately 1,731,139 shares of Common Stock, GSO Aiguille directly holds 12,991.4871 shares of Series E Preferred Stock convertible into approximately 5,852,021 shares of Common Stock, GSO Palmetto directly holds 6,666.6667 shares of Series E Preferred Stock convertible into approximately 3,003,003 shares of Common Stock, GSO Credit directly holds 16,121.7415 shares of Series E Preferred Stock convertible into approximately 7,262,045 shares of Common Stock, GSO SSF directly holds 28,751.3742 shares of Series E Preferred Stock convertible into approximately 12,951,069 shares of Common Stock and GSO SSOMF directly holds 17,900.0000 shares of Series E Preferred Stock convertible into approximately 8,063,063 shares of Common Stock. GSO Palmetto OA is the general partner of GSO Palmetto. GSO Credit-A is the general partner of GSO Credit. GSO Holdings I is the managing member of each of GSO Palmetto OA and GSO Credit-A. GSO Capital Partners LP serves as the investment manager of each of GSO Cactus, Steamboat, GSO Coastline, GSO Aiguille, GSO SSF and GSO SSOMF. GSO Advisor is the general partner of GSO Capital Partners LP. Blackstone Holdings I is the sole member of each of GSO Holdings I and GSO Advisor. Blackstone Holdings I/II is the general partner of Blackstone Holdings I. Blackstone Group L.P. is the controlling shareholder of Blackstone Holdings I/II. Blackstone Group LLC is the general partner of Blackstone Group L.P. Blackstone Group LLC is wholly owned by its senior managing directors and controlled by its founder, Stephen A. Schwarzman. In addition, each of Bennett J. Goodman, J. Albert Smith III and Douglas I. Ostrover may be deemed to have shared voting power and/or investment power with respect to the securities held by the GSO Funds. Each of such GSO Persons (other than each of GSO Cactus, Steamboat, GSO Coastline, GSO Aiguille, GSO Palmetto, GSO Credit, GSO SSF and GSO SSOMF (together, the “GSO Partnerships”) to the extent of their respective direct holdings) may be deemed to beneficially own the shares beneficially owned by the GSO Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such shares. The principal business office for GSO Capital Partners LP and affiliates is 345 Park Avenue, New York, New York 10154.
(8)	Based on information in a Schedule 13G filed by Ariel Investments, LLC, or Ariel, with the SEC on February 13, 2015 for its holdings as of December 31, 2014, Ariel reported that it held 18,857,659 shares of Common Stock, of which it had the sole power to vote 12,962,861 shares, and the sole power to dispose of all 18,857,659 of its shares. Ariel subsequently filed a Schedule 13G/A with the SEC on April 10, 2015, reporting that it held 22,976,844 shares of Common Stock as of March 31, 2015, of which it has sole power to vote 15,959,546 shares and sole power to dispose of all 22,976,844 of its shares. Ariel’s principal business office address is 200 East Randolph Drive, Suite 2900, Chicago, IL 60601
(9)	Based on information in a Schedule 13G filed by Overbrook Management Corporation, or Overbrook, and its principals with the SEC on February 12, 2015 for its holdings as of December 31, 2014. Overbrook and its principals reported that they were beneficial owners of 16,537,386 shares, with no sole power to vote or sell the shares, but shared voting power and power to dispose. Overbrook’s principal Andrew Goffe reported beneficial ownership of 17,472,805 with sole voting power and power to dispose 935,419 shares. Overbrook’s principal business office address is 122 East 42nd Street, Suite 2500, New York, New York 10168.
(10)	Based on information in a Schedule 13G filed by Park West Asset Management, LLC and its managed funds, or Park West, with the SEC on February 17, 2014 for its holdings as of December 31, 2014, Park West reported that it has sole power to vote and dispose of all 15,496,065 shares. Park West’s principal business office address is 900 Larkspur Landing Circle, Suite 165, Larkspur, CA 94939.
(11)	Based on information in a Schedule 13G filed by The Vanguard Group, or Vanguard, with the SEC on February 10, 2015 for its holdings as of December 31, 2014, Vanguard reported that it has sole power to vote 293,515 shares, and that it has the sole power to dispose of 13,345,870 of its shares and the shared power to dispose of 279,615 of its shares. Vanguard’s principal business office address is 100 Vanguard Blvd., Malvem, PA 19355.

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Equity Compensation Plan Information

The following table provides information as of March 31, 2015 with respect to our compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	11,111,202	$0.43	12,021,797
Equity compensation plans not approved by security holders	3,119,000	$0.44	—
Total	14,230,202	$0.43	12,021,797

The equity securities issued as compensation under shareholder approved compensation plans consist of stock options, RSUs and performance shares. The equity securities issued as compensation without shareholder approval consist of stock options, RSUs and PSUs. The stock options have exercise prices equal to the fair market value of our Common Stock, as reported by the NYSE MKT (prior to August 13, 2013) or the NASDAQ Stock Market (on or after August 13, 2013), as of the date the securities were granted. The options may be exercised for a term ranging from five to ten years after the date they were granted.

Ownership of Common Units of RNP

On December 30, 2014 each of Messrs. Cohrs, Morris and Spain were granted 7,554, 4,648 and 1,877 phantom units, respectively, of Rentech Nitrogen Partners, L.P., a publicly traded Delaware limited partnership and one of our indirectly majority owned subsidiaries, or RNP. Such phantom units will vest in three equal installments on each of the next three anniversaries of December 14, 2014. Further, on July 1,

2014, each of Messrs. Burke, Forman and Washburn were granted 750, 1,490 and 750 phantom units, respectively, or RNP. Such phantom units will vest in full on July 1, 2015. In addition, on July 1, 2014, each of Messrs. Burke, Forman and Washburn were granted 1,490, 2,970 and 1,490 RNP common units, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities (collectively, the “Insiders”) to file initial reports of ownership and reports of changes in ownership with the SEC. Insiders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on its review of the copies of such reports furnished to us and/or written representations that no other reports were required to be filed during fiscal year 2014, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were satisfied timely, except in the following instances. Form 4s were not timely filed by Mr. Burke and Mr. Patrick J. Moore (who resigned from the

Board as a Series E director effective April 13, 2015) related to the reporting of 992 and 893 shares of Common Stock, respectively, that were granted as compensation for serving on certain Board Committees but that did not vest on June 30, 2014 because Mr. Burke and Mr. Moore did not ultimately serve on such Committees in the second quarter of 2014. The corrected Form 4s were both filed on July 16, 2014 and reported that fewer shares vested on June 30, 2014 than were originally reported on Form 4s filed on April 2, 2014. Additionally, Mr. Ebnet had a vesting of 100,000 restricted stock units on September 17, 2014. The vesting of RSUs and withholding of shares to satisfy his tax obligation was properly reported by Mr. Ebnet on a Form 4 filed on September 26, 2014.

Meetings and Committees of the Board

The Board held eight meetings during the year ended December 31, 2014. Actions were also taken during the year by written consent. Each of our incumbent directors attended at least 75% of the aggregate of (i) meetings of the Board held during the period for which he has been a director and (ii) meetings of committees of the Board on which he served

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during the period that he served. All nine of our then incumbent directors attended the annual meeting of shareholders held in 2014. Our directors are reimbursed for expenses incurred in attending meetings. We encourage all incumbent directors and director nominees to attend our annual meetings of shareholders. We have adopted a Corporate Governance Policy which provides that each member of the Board shall attend the annual meeting of shareholders in person, absent good cause.

The Board had three standing committees throughout 2014, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, as well as a standing Finance Committee that was formed in March 2014. The Board has determined that all the members of our Board, other than Mr. Forman, are “independent” within the meaning of the listing standards of NASDAQ, including each member of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Finance Committee. The Board has also determined that each member of the Audit Committee is “independent” within the meaning of the rules of the SEC.

The charters of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Finance Committee are available on the Corporate Governance section of our website at http://www.rentechinc.com. The Board regularly reviews developments in corporate governance and modifies these policies and charters as warranted. Modifications are reflected on our website at the address previously given. Information contained on our website is not incorporated into and does not constitute a part of this Proxy Statement. Our website address referenced above is intended to be an inactive textural reference only and not an active hyperlink to the website.

The Audit Committee of the Board is responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. The Audit Committee has been delegated responsibility for selection of the independent auditor; reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; pre-approval of all audit services; and reviewing the Company’s audited financial statements. The Audit Committee consists of Mr. Burke, Mr. Clark and Mr. Williams. Our Board has determined that Mr. Burke, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The Audit Committee met six times during the year ended December 31, 2014. Actions were also taken during the year by written consent.

The Compensation Committee is currently chaired by Mr. Stern, and also includes Mr. Burke and Mr. Washburn. None of these individuals has ever served as our officer or employee or an officer or employee of any of our subsidiaries. None of our executive officers has served as a director or member of the compensation committee of another entity at which an executive officer of such entity is also one of our directors. The Compensation Committee reviews and approves executive officer compensation and equity grants, administers our equity plans, and establishes compensation philosophy for executive officers. Please see our Compensation Discussion and Analysis section of this Proxy Statement for a detailed description of the roles of our Compensation Committee, compensation consultants and Chief Executive Officer in determining compensation for our NEOs. The Compensation Committee met four times during the year ended December 31, 2014. Actions were also taken during the year by written consent.

The Nominating and Corporate Governance Committee is currently chaired by Mr. Sega, and also includes Mr. Stern and Mr. Williams. The primary duties of the Nominating and Corporate Governance Committee are to identify and select qualified nominees for election to the Board of Directors and assist the Board of Directors with its corporate governance oversight responsibilities. The Nominating and Corporate Governance Committee met three times during the year ended December 31, 2014. Actions were also taken during the year by written consent.

The Finance Committee is currently chaired by Mr. Ostrover, and includes Mr. Stern and Mr. Washburn. The primary purpose of the Finance Committee is to assist the Board in overseeing and making decisions regarding the Company’s capital structure, financing needs and alternatives, strategic investments (including mergers, acquisitions and capital expenditure plans) and related financial matters. The Finance Committee was formed in 2014 and met three times during the year ended December 31, 2014.

Board Leadership and Role in Risk Oversight

Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for us at that time. Our Board has reviewed our current Board’s leadership structure in light of the composition of the Board, our size, the nature of our business, our peer group and other relevant factors. After carefully considering the benefits and risks of separating the roles of the Chairman of

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the Board and Chief Executive Officer, the Board has determined that having an independent director serve as the Chairman of the Board is the most appropriate leadership structure for us and is in the best interest of our shareholders at this time. Separating the roles of the Chairman of the Board and Chief Executive Officer enables the independent directors to participate meaningfully in the leadership of the Board. The Board believes this structure provides an appropriate degree of oversight over our Chief Executive Officer and senior management. At the same time, the current Chairman of the Board is a director who has experience with other public companies, including publicly traded limited partnerships, and therefore has a strong understanding of organizations such as ours. For this reason, our Chairman of the Board is able to understand the unique challenges faced by management and serve as a liaison between the Board and management.

We face a variety of risks. An effective risk management system will identify the material risks we face in a timely manner, communicate necessary information to senior executives and the Board related to those material risks, implement appropriate and responsive strategies to manage those risks, and integrate the process of risk management into regular decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management as the Audit Committee regularly reviews our internal audit reports, independent compliance audit reports, regulatory examination reports and financial information of us. In addition to the Audit Committee, the Board encourages management to promote a corporate culture that incorporates risk management into our strategies and day-to-day operations. The Compensation Committee is responsible for the assessment of risks related to the Company’s compensation programs. We maintain a clawback policy pursuant to which, in the event of an accounting restatement due to material non-compliance with any financial reporting requirements under the securities law, we will be entitled (but not required) to recoup from executive officers all cash bonuses and all contingent equity that would not have been paid if performance had been measured in accordance with the restated financials. This policy only applies to incentives paid (i) within three years of the date that the accounting restatement is required and (ii) on or after January 1, 2013.

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis provides an overview and analysis of our executive compensation program during the fiscal year ended December 31, 2014, or 2014, for our named executive officers, or NEOs. Pay-for-performance is paramount in our executive compensation program, and total compensation for our named executive officers was materially lower in 2014 than 2013 as a result of the Company’s 2014 performance compared to the Company’s 2013 performance (and decreases in our share price from 2013 to 2014). In addition, our executive compensation program resulted in significantly lower bonus awards than in prior years and none of the performance based equity vested due to poor stock price performance. Our executive compensation program is designed to align executive pay with individual performance on both short- and long-term bases; to link executive pay to specific, measurable financial, operational and development achievements intended to create value for shareholders; and to utilize compensation as a tool to attract and retain the high-caliber executives that are critical to our long-term success. The NEO compensation program in 2014 emphasized performance equity compensation, particularly as compared to other companies in our peer group (as discussed below). This was particularly true for our new Chief Executive Officer (“CEO”), who was hired near the end of 2014 and who was granted equity incentive compensation that has a substantial majority of its value contingent on increasing total shareholder return (“TSR”) over a period of up to four years following the grant date. Further, a majority of the equity compensation provided was contingent on achieving TSR over the next three years, with such contingent equity awards forfeited if our TSR, as determined by reference to the sum of our stock price increase and dividends over such period, does not equal or exceed a minimum of 50% during the three-year period.

2014 Highlights

We endeavor to structure our executive compensation program in a manner that reflects good corporate governance practices and aligns our NEOs’ pay with our performance, both operating and stock price. Pay-for-performance was a critical element of our compensation program for 2014, as demonstrated by the reduction in the overall compensation of our NEOs for 2014 and our increased use of performance based equity. Highlights of our 2014 executive compensation program included the following:

•	Cash Incentives Linked to Performance Goals. During 2014, our executive officers were eligible to earn bonuses based on the Company’s and the individual executive officers’ achievement of a wide range of challenging, pre-established performance goals (discussed in detail below). The Company’s performance against the pre-established performance goals resulted in significantly lower bonus amounts earned in 2014 than in prior years.

•

Approximately 70% of CEO Equity Awards and 100% of Company Equity Awards granted to other NEOs in 2014 are subject to Stringent Performance-Vest Conditions. We believe that our equity compensation program supports long-term performance by aligning the interests of our executives and our shareholders. During 2014, 100% of

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the Company equity awards granted to named executive officers (other than our new CEO) were subject to rigorous performance-vest conditions requiring the achievement of a target level of TSR (i.e., at least +50%), which provides strong alignment between the interests of our executives and our shareholders. The new CEO’s awards are approximately 70% performance-based stock units (and subject to the achievement of at least +50% TSR) and 30% time-based stock options.

•	New CEO’s Cash Compensation is Significantly Below His Peers and is Balanced with Performance-Based Equity Compensation. In connection with our hiring of Mr. Forman as our new CEO in December 2014, we determined to provide him with a base salary equal to $200,000, which is significantly below the median base salary of CEO’s at similar companies and approximately 70% less than the former Chief Executive Officer’s base salary. In addition, Mr. Forman was not eligible for a cash bonus during 2014 and is not eligible for a cash bonus during 2015, meaning that all of his 2014 and 2015 incentive compensation was or will be (as applicable) equity based. Approximately 90% of Mr. Forman’s compensation is derived from a combination of equity awards subject to rigorous performance-vest conditions requiring the achievement of a target level of TSR (i.e., at least +50%) and stock options subject to time-vest conditions, the value of which is directly linked to stock price increase. The sum of Mr. Forman’s 2014 total compensation is slightly below the 25th percentile of similar CEO’s in our peer group, which is well below the median of the CEO’s in the peer group.

•	Change in Control Double-Trigger Severance. None of our compensation arrangements provide for any “single trigger” cash payments in connection with a change in control. Rather, change in control related cash severance is paid only if the executive is involuntarily terminated in connection with the change in control. This severance format provides reasonable executive protections while our NEOs negotiate with potential acquirers on behalf of shareholders, while also encouraging executives to remain employed and focus on our post-transaction success.

•	Stock Ownership Guidelines. We maintain stock ownership guidelines for our executives officers and non-employee directors, pursuant to which they must accumulate and hold equity of the Company valued at three times (3x) (or six times (6x) in the case of our Chief Executive Officer) their annual base salary (with respect to our executive officers) or their annual cash retainer (with respect to our non-employee directors) within the earlier of (i) five years after the adoption of these guidelines or (ii) five years after becoming an executive officer of the Company (with respect to our executive officers) or five years after joining our Board of Directors (with respect to our non-employee directors). If, after the five year period set forth above, an individual fails to satisfy the above ownership requirements, then he or she will be required to retain 100% of any of our shares acquired through stock option exercise or vesting of any performance stock units, restricted stock units and restricted stock awards (net of shares sold or withheld to satisfy taxes and, in the case of stock options, the exercise price) until such time that he or she meets the ownership requirements.

•	Clawback Policy. We maintain a clawback policy pursuant to which, in the event of an accounting restatement due to material non-compliance with any financial reporting requirements under the securities law, we would be entitled to recoup from executive officers all cash bonuses and all contingent equity that would not have been paid if performance had been measured in accordance with the restated financials.

Pay for Performance

Pay for performance is a key component of our compensation philosophy. Consistent with this focus, our compensation program includes (i) annual performance-based incentives and (ii) long-term equity compensation that is performance-linked both in that its value derives from stock price appreciation and in that 100% of the 2014 long-term Company equity incentive awards granted to our NEOs (other than Mr. Forman) condition vesting on the attainment of challenging three-year TSR performance goals (the target is 100% TSR over three years and the minimum threshold for any vesting of these awards is 50% TSR over this period). For 2014, approximately 32% of our NEOs’ aggregate compensation (excluding Mr. Forman’s compensation) came from variable performance-based pay consisting of performance-based cash bonuses and performance-based restricted stock units.

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The below chart, representing the 2014 target total direct compensation (“TDC”) for our former Chief Executive Officer, Mr. Ramsbottom, demonstrates the emphasis on incentive compensation and performance-contingent compensation elements for 2014. The below chart, representing the 2014 target TDC for our Chief Executive Officer, Mr. Forman, also demonstrates the emphasis on incentive compensation and performance-contingent compensation elements for 2014. In setting Mr. Forman’s compensation, the Company intended to minimize his cash compensation and provide the majority of his compensation through performance-based equity awards which vest only if and when multi-year improvements in TSR are achieved. The elements of Mr. Forman’s 2014 TDC are described in greater detail below:

[1]	“RSUs” refer to time-vesting RSUs, and “PSUs” refer to performance-vesting RSUs, as described below. Equity measures are based on grant date values as set forth in the “Grants of Plan-Based Awards” table below.

Elements of Compensation

The following table sets forth the key elements of our NEOs’ compensation, along with the primary objectives associated with each element of compensation:

Compensation Element	Primary Objective
Base salary	To recognize performance of job responsibilities, provide stable income and attract and retain experienced individuals with superior talent.
Annual incentive compensation	To promote achievement of short-term performance objectives and reward individual contributions to their completion.
Long-term equity incentive awards	To encourage decision-making keyed to long-term performance, align the interests of our NEOs with the interests of our shareholders, encourage the maximization of shareholder value and retain key executives.
Severance and change in control benefits	To encourage the continued attention and dedication of our NEOs and provide reasonable individual security to enable our NEOs to focus on our best interests, particularly when considering strategic alternatives.
Retirement savings (401(k) plan)	To provide an opportunity for tax-efficient savings and matching contributions by us.
Other elements of compensation and perquisites	To attract and retain talented executives in a cost-efficient manner by providing benefits with perceived values that exceed their cost.

To serve the foregoing objectives, our overall compensation program is generally designed to be flexible rather than purely formulaic. In alignment with the objectives set forth above, the Compensation Committee and the Board have generally determined the overall compensation of our NEOs and its allocation among the elements described above, relying on the analyses and advice provided by the Compensation Committee’s compensation consultant. The Compensation Committee has generally made these determinations in executive sessions without our management team present,

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but has also sought input from our Chief Executive Officer with regard to individual NEO performance and compensation besides his own.

Our compensation decisions for our NEOs with respect to 2014 are discussed in detail below. This discussion is intended to be read in conjunction with the executive compensation tables and related disclosures that follow this Compensation Discussion and Analysis.

Compensation Program Objectives

The following discussion and analysis describes our compensation objectives and policies for each of our NEOs for 2014, who consisted of:

•	Keith B. Forman, Chief Executive Officer;

•	D. Hunt Ramsbottom, former Chief Executive Officer;

•	Dan J. Cohrs, Executive Vice President and Chief Financial Officer;

•	Sean Ebnet, Senior Vice President—Wood Fibre;

•	Colin M. Morris, Senior Vice President, General Counsel and Secretary; and

•	Jeffrey R. Spain, Senior Vice President, Finance, Accounting & Administration of Wood Fibre.

During fiscal year 2014, Mr. Ramsbottom served as our Chief Executive Officer and President through December 9, 2014, and Mr. Forman served as our Chief Executive Officer and President from December 9, 2014 through December 31, 2014.

To succeed in achieving our key operational goals, we need to recruit and retain a highly talented and seasoned team of executive, technical, sales, marketing, operations, financial and other business professionals. As such, our compensation packages are designed to incentivize the achievement of these goals, and to recruit, reward and retain our employees, including our NEOs.

We have focused on building an experienced management team that is capable of managing our day-to-day operations during a period of growth while working to achieve our long-term operational goals. We believe it is important both to retain our key executives, including our NEOs, and to recruit the additional talent we need to expand the Company and attain our organizational objectives. Accordingly, our policy is to hire executives who are not only highly qualified for their positions at our current size, but who also have the skills we believe are necessary to perform their roles at the same high standard if we are successful in our commercial development, and we achieve significantly greater size and complexity.

Each of the key elements of our executive compensation program is discussed in more detail below under “—Core Components of Executive Compensation.”

Compensation Consultant

During 2014, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“Cook”) as an independent compensation consultant to analyze our existing executive compensation programs, assist with the design of future compensation programs that more closely align our executive officers’ interests with those of our shareholders, and ensure that the levels and types of compensation provided to our executives (including our NEOs) and directors continue to reflect market practices. Cook also assisted our Board and Compensation Committee in creating a compensation package for Mr. Forman when he was hired as our new Chief Executive Officer in December 2014. Cook serves at the discretion of the Compensation Committee and Cook may be terminated by the Compensation Committee in its discretion. The Compensation Committee has assessed the independence of Cook pursuant to the rules prescribed by the SEC and has concluded that no conflict of interest existed in 2014 or currently exists that would prevent Cook from serving as an independent consultant to the Compensation Committee.

Services Provided With Respect to 2014 Compensation

Services provided by Cook in 2014 included the following:

•	Analyzing our peer group companies and advising on appropriate changes to such companies so that they align with our business mix and size;

•	Reviewing and analyzing officer and non-employee director compensation data and providing analysis with regard to the amounts of such compensation, its alignment with performance, and its consistency with good governance practice;

•	Analyzing our compensation components, and incentive designs, to calibrate the compensation opportunities of directors and officers relative to our peer group companies; and

•	Advising our Board and the Compensation Committee on the compensation package for the Company’s new Chief Executive Officer.

Comparison to Market Practices

The Compensation Committee provides levels and elements of executive compensation, including base salaries, target annual incentives as a percentage of salary, total cash compensation, long-term incentives and total direct compensation, based on information gathered from the public filings of our peer group companies as well as industry-specific published survey data (discussed in more detail below).

From September 2013 through June 2014, our peer group was comprised of companies selected in 2013 based on

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discussions among the members of the Compensation Committee, certain of our executive officers and Cook (the “2013 Peer Group”). In June 2014, the Compensation Committee, certain of our executive officers and Cook reviewed and discussed the composition of the 2013 Peer Group. The discussions considered the manner in which the Company’s business had changed since the 2013 Peer Group was constructed. Based on these discussions, changes were made to our peer group in order to (i) remove nine companies that were no longer appropriate to our peer group based on size, industry and/or market value, and (ii) add nine companies that are more similar to us in terms of industry, revenue and market value. In general, the peers removed were more closely aligned with our alternative energy technologies, a discontinued component of our business, By contrast, the peers added tended to focus on wood-related and paper-related lines of business, which comprise an increasing component of our business. We refer to our current peer group (after giving effect to the changes discussed above) as the “2014 Peer Group.”

Our 2013 Peer Group consisted of alternative energy, energy, energy technology, chemical, fertilizer and wood fiber companies, in each case, with (i) annual revenues ranging from $160 million to $1.3 billion and (ii) market values ranging from $170 million to $2.0 billion at the time the peer group was selected. Following are the companies that comprise our 2013 Peer Group:

ADA-ES, Inc.	KapStone Paper
Advanced Energy Industries	LSB Industries
American Vanguard Corp.	Maxwell Technologies
Balchem Corp.	Minerals Technologies
Clean Energy Fuels Corp.	Neenah Paper
EnerNoc Inc.	Penford Corp.
FutureFuel	REX American Resources
Hawkins Inc.	Wausau Paper
Intrepid Potash	Zoltek

Our 2014 Peer Group consists of energy, energy technology, chemical, fertilizer and wood fiber companies, in each case, with (i) annual revenues ranging from approximately $265 million to $2.2 billion and (ii) market values ranging from approximately $170 million to $2.9 billion at the time the peer group was selected. Following are the companies that comprise our 2014 Peer Group:

American Vanguard Corp.	Landec
Arabian Amer. Dev	Minerals Technologies
Balchem Corp.	Neenah Paper
Hawkins Inc.	OMNOVA Sltns
Intrepid Potash	P.H. Glatfelter
KapStone Paper	Penford Corp.
KMG Chemicals	Schweitzer-Mauduit
Koppers Holdings	Wausua Paper
Kronos WW	Zep

In September 2014, the Compensation Committee conducted a review of compensation data provided by Cook with regard to the levels and types of compensation provided to our NEOs (other than Mr. Forman who was hired by us in December 2014). The information provided by Cook included data gathered from the public filings of our 2014 Peer Group (instead of our 2013 Peer Group). The Compensation Committee considered this data when determining the final incentive awards earned by our NEOs for 2014 under our annual incentive compensation programs and the levels and types of equity awards granted to our NEOs during 2014. We expect to continue to use our New 2014 Peer Group for purposes of assessing our compensation programs through at least 2015.

During its 2014 review, the Compensation Committee reviewed the compensation of our NEOs relative to the 2014 Peer Group with respect to total compensation and for individual components of compensation and determined it was within the desired market range and in line with our compensation philosophy. The study provided by Cook to the Committee found that target total annual cash, which is the sum of base salaries and target bonus opportunities, was generally below the median of similarly situated executives in our 2014 Peer Group companies, including for our former CEO. Our new CEO’s 2015 target annual cash compensation opportunity is the lowest of the CEOs in the Peer Group. A comparison of 2014 long-term equity incentives showed (i) above-median equity award levels for our NEOs (with respect to the 2014 Peer Group), and (ii) that our NEOs’ December 2014 annual awards were weighted considerably more toward performance-based vesting than the equity awards granted to similarly-situated executives of our 2014 Peer Group (i.e., 60% of long-term incentives at Rentech versus about 30% for peer company officers on average). Equity compensation grant values were approximately 45%-50% lower in 2014 than in 2013 for our NEOs (excluding our new CEO Mr. Forman). Resulting target total direct compensation values were, on average, near the median for our NEOs (excluding our new CEO) and was about 10%-15% lower than in 2013.

Core Components of Executive Compensation

Through the Compensation Committee, we design the principal components of our executive compensation program to fulfill one or more of the principles and objectives described above. Compensation of our NEOs consists of the following elements:

•	Cash compensation comprised of base salary and annual cash incentive compensation;

•	Equity incentive compensation;

•	Certain severance and change in control benefits;

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•	Health and welfare benefits and certain limited perquisites and other personal benefits; and

•	Retirement savings (401(k)) plan.

We view each component of our executive compensation program as related but distinct, and we have historically reassessed the total compensation of our NEOs periodically to ensure that overall compensation objectives are met. In addition, in determining the appropriate level for each compensation component, we have considered, but not exclusively relied on, our understanding of the competitive market based on the collective experience of members of the Compensation Committee (and our Chief Executive Officer with regard to the other NEOs), our recruiting and retention goals, our view of internal equity and consistency, the length of service of our executives, our overall financial and operational performance and other relevant considerations.

We have not adopted any formal or informal policies or guidelines for allocating compensation between currently-paid and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. Generally, we offer a competitive, but balanced, total compensation package that provides the stability of a competitive, fixed income while affording our executives the opportunity to be appropriately rewarded through cash and equity incentives if we attain our goals and perform well over time. However, we are increasingly using performance-based metrics to incentivize our employees and specifically our NEOs.

Each of the primary elements of our executive compensation program is discussed in more detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs are intended to be flexible and complementary and to collectively serve all of the executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation policy, each individual element, to a greater or lesser extent, serves each of our compensation objectives.

Cash Compensation

We provide our NEOs with cash compensation in the form of base salaries and annual cash incentive awards. Our cash compensation is structured to provide a market-level base salary for our NEOs while creating an opportunity to exceed market levels for total cash compensation if short- and long-term performance exceeds expectations. We believe that this mix appropriately combines the stability of non-variable compensation (in the form of base salary) with variable performance awards (in the form of annual cash incentives) that reward the performance of the Company and individual contributions to the success of the business.

Base Salary

Base salaries for our NEOs were initially set in arm’s-length negotiations during the hiring processes. These base salaries have historically been reviewed annually by the Compensation Committee (with input from our Chief Executive Officer with respect to the other NEOs) and were again reviewed at the end of 2014 for purposes of determining 2015 salaries. Our NEOs are not entitled to any contractual or other formulaic base salary increases. The Compensation Committee determined not to increase our NEOs’ base salaries for 2015. Mr. Forman’s base salary was set in December in connection with his hiring as our Chief Executive Officer and was, at the time Mr. Forman became our Chief Executive Officer, the lowest salary of any CEO in our 2014 Peer Group.

The annual base salary rates for our NEOs during fiscal year 2014 are set forth in the following table:

Name	Base Salary ($)
Keith B. Forman	200,000
D. Hunt Ramsbottom	650,000
Dan J. Cohrs	464,000
Sean Ebnet	295,000
Colin M. Morris	315,000
Jeffrey R. Spain	291,346

Annual Incentive Compensation

We maintain an annual incentive program to reward executive officers, including our NEOs, based on our financial and operational performance, achievement of specific milestones related to operation and expansion of our businesses, financing and project development work, and the individual NEO’s relative contributions to the Company’s performance during the year (referred to below as the our “annual incentive program”). We recognize that successful completion of short-term objectives is critical in achieving our planned level of growth and attaining our long-term business objectives. Accordingly, our annual incentive program is designed to reward executives for successfully taking the immediate steps necessary to implement our long-term business strategy.

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Annual Incentive Program

During 2014, each of our NEOs (excluding Mr. Forman, whose employment with us commenced in December 2014) was eligible to receive an incentive payment pursuant to our annual incentive program. Under our annual incentive program, cash incentives were determined and paid by reference to (i) the achievement of certain pre-established operational and financial goals and commercial and project development criteria, and (ii) target bonus amounts (as set forth in the NEOs’ respective employment agreements). The goals are weighted based on importance for the year. In the beginning of 2014, as in prior fiscal years, our CEO and other senior officers developed a series of broad objectives for us, which were then reviewed and revised by the Compensation Committee and our Board. Following that review, our Board set the 2014 performance goals for our annual incentive program, but retained discretion based on input from the Compensation Committee (and our Chief Executive Officer with respect to the other NEOs) to increase or decrease annual incentive award payouts to levels as high as 200% of the NEO’s target bonus and as low as zero, in each case, based on performance during the relevant period. The goals were designed to be challenging with no guarantee that any portion of the target award would actually be earned. The 2014 annual incentive awards were targeted for Messrs. Cohrs, Ebnet, Morris and Spain at 60%, 50%, 50% and 40% of their respective base salaries (in accordance with their respective employment agreements where applicable). Mr. Ramsbottom’s 2014 annual incentive award was targeted at 100% of his base salary (in accordance with his employment agreement); however, he was not eligible to receive an annual incentive award payment for 2014 because his employment ceased prior to the end of fiscal year 2014. Payment of annual incentive awards to our NEOs was based on the achievement by us of the specific targets and goals set forth below for the applicable annual incentive program, as well as the performance of the individual executive (and was subject to adjustment as described above). Mr. Forman was not eligible to participate in our 2014 annual incentive program and is not eligible to participate in our 2015 annual incentive program; instead, his incentive compensation consists primarily of performance-based long-term equity incentives.

Annual Incentive Program Performance Goals

The 2014 performance goals applicable to our NEOs (excluding Mr. Forman) under our annual incentive program are set forth below, along with determinations as to the attainment of these goals (parentheticals following the description of each goal provide guidelines indicating the approximate weight given to the attainment of each goal).

1.	Goal: Environmental, Health, Safety & Sustainability, or EHS&S, goals, including:

•	A continued strong safety record at Rentech’s facilities, including RNP’s facilities, with an OSHA recordable rate below a target rate of 3.5 and fewer than 6.0 reportable environmental release events.*

Result: Goal not attained. Safety performance was strong during 2014, with an OSHA recordable rate of 2.94 recordable incidents for every 200,000 hours worked at Rentech facilities in fiscal year 2014; however, the Company experienced 6 reportable environmental release events.

•	Completion of mandated EHS&S training.*

Result: Goal attained. We completed all required training.

•	Completion of 80% or more of EHS&S process review action items.*

Result: Goal attained. We completed required process review action items.

*	These Goals are not weighted in arriving at the initial award amounts under the annual incentive program, but failure to attain these Goals can result in a reduction of the final pool by up to 20%.

2.	Goal: Operations goals, including:

•	Total ammonia production ranging from 350,000 tons to 380,000 tons, targeted at 370,000 tons (5% weight).

Result: Goal not attained. Total ammonia production for the fiscal year ending December 31, 2014 equaled 327,000 tons.

•	Total ammonium sulfate production ranging from 640,000 tons to 695,000 tons, targeted at 675,000 tons (5% weight).

Result: Goal not attained. Total ammonium sulfate production for the fiscal year ending December 31, 2014 equaled 522,000 tons.

3.	Goal: Financial achievements, including:

•	RNP EBITDA ranging from $100.0 million to $128.0 million, targeted at $102.0 million (10% weight).

Result: Goal not attained. RNP EBITDA for the year ended December 31, 2014 equaled $65.0 million.

•	EBITDA for our wood fibre business ranging from $16.0 million to $23.0 million, targeted at $17.0 million (5% weight).

Result: Goal not attained. EBITDA for our wood fibre business for the year ended December 31, 2014 equaled $3.0 million.

•	Unallocated corporate S,G&A expense ranging from $21.0 million to $24.6 million (5% weight).

Result: Goal not attained. Unallocated S,G&A expense for the year ended December 31, 2014 equaled $25.0 million.

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•	Raise capital for our wood fibre business ranging from $60.0 million to $70.0 million, targeted at $65.0 million (5% weight).

Result: Goal attained. Capital of $100.0 million was raised for our wood fibre business during the year ended December 31, 2014.

4.	Goal: Technology achievements, including:

•	Close deal to sell alternative energy technologies in a timeframe that results in the achievement of certain EBITDA targets, and the completion of certain milestones towards the first performance payment (5% weight).

Result: Goal not attained. Alternative energy technologies were sold, but EBITDA targets and performance milestones were not achieved.

5.	Goal: Commercial achievements, including:

•	Produce wood pellets by summer of 2014 (10% weight).

Result: Goal not attained. Wood pellets not produced by summer of 2014.

•	Complete the construction of two wood pellet plants on budget (10% weight).

Result: Goal not attained. Final construction costs will exceed budget.

•	Increase production at two wood pellet plants by December 2014 (10% weight).

Result: Goal not attained. Production was not increased by December 2014.

•	Complete acquisitions, projects and/or partnerships, including all necessary material definitive agreements, that lead to a wood processing business with a certain annualized run rate (10% weight).

Result: Goal attained. The Atikokan and Wawa wood pellet plants and the acquisition of New England Wood Pellet, LLC achieved this goal.

6.	Goal: Other factors which contribute to the success of Rentech as determined by Rentech’s Compensation Committee and board of directors (20% weight).

Result: The Compensation Committee did not exercise its discretion to take into account any additional factors which contributed to Rentech’s success or adjust the results of the performance goals.

Final incentive payments for our NEOs were determined by the Compensation Committee based on our performance compared to the set goals under the annual incentive program. Messrs. Cohrs, Ebnet, Morris and Spain received 2014 annual incentive payments equal to approximately 15% of their respective target bonuses based on the performance results described above (or 9%, 8%, 8% and 6% of their respective base salaries). These payments were determined based on the achievement of the formulaic goals set forth above for each NEO with no bonus adjustment based on individual assessment.

Long-Term Equity Incentive Awards

The Compensation Committee and our Board believe that senior executives, including our NEOs, should have an ongoing stake in the success of their employer to closely align their interests with those of its shareholders. The Compensation Committee also believes that equity awards provide meaningful retention and performance incentives that appropriately encourage our executive officers, including our NEOs, to remain employed with us and put forth their best efforts and performance at all times. Accordingly, long-term equity incentive awards covering shares of our Common Stock have historically been a key component of our compensation program, including during 2014, as these awards create an ownership stake for management that aligns the interests of our NEOs with those of our shareholders and incentivize our NEOs to work toward increasing value for our shareholders. During 2014, we granted equity awards to our NEOs (excluding Messrs. Ramsbottom and Forman) under our 2009 Incentive Award Plan. In addition, RNP granted awards under its 2011 Long-Term Incentive Plan to Messrs. Cohrs, Morris and Spain.

In December 2014, in connection with Mr. Forman’s commencement of employment with us, we granted Mr. Forman a nonqualified stock option and an award of performance-vesting restricted stock units. These awards were provided as an inducement to Mr. Forman’s commencement of employment with us and were granted outside of our 2009 Incentive Award Plan in accordance with applicable stock exchange rules. The aggregate value of Mr. Forman’s 2014 equity awards was above the median of the 2014 Peer Group to compensate for his significantly below-median cash compensation levels in a way that promotes alignment of the CEO’s interests with those of shareholders. However, his total compensation remained below the median of the total compensation of 2014 Peer Group CEOs.

During 2014, in order to promote the share ownership, performance and retention goals described above, we granted performance-vesting restricted stock units (“PSUs”) to our NEOs (except for Mr. Ramsbottom) and, with respect to Mr. Forman only, nonqualified stock options, and RNP granted awards of time-vesting RNP phantom units to Messrs. Cohrs, Morris and Spain. Each PSU and phantom unit confers upon its holder the right to receive one share of our Common Stock or, in the case of phantom units, one common unit of RNP without payment if such awards vests. Awards were granted at the end of 2014 in order to allow the amounts to be calibrated to reflect total shareholder return performance during the year and performance versus internal goals.

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Mr. Ramsbottom’s employment ceased before we and RNP granted equity awards to our and its respective executive officers in respect of 2014 services. Accordingly, Mr. Ramsbottom did not receive grants of equity awards from us or from RNP in respect of his services during 2014. All of our other NEOs, except Mr. Forman, received 100% of their Company equity awards in the form of PSUs which are only earned upon the achievement of challenging future TSR performance criteria. Mr. Forman received approximately 70% of his equity in the form of PSUs and approximately 30% in the form of time-vested stock options. In addition, Messrs. Cohrs, Morris and Spain received time-vested RNP phantom units, which we believe puts a shareholder-oriented emphasis on the shareholder return improvement before NEOs’ awards are earned and paid. The study of peer practice provided by Cook shows that the Company’s mix of performance-based awards to time-based awards is significantly more performance-based than awards granted to the average New 2014 Peer Group company executive officers, which is approximately 45% performance-based and 55% time-based.

Options

The stock option granted to Mr. Forman in 2014 vests and becomes exercisable with respect to one-fourth of the shares subject thereto on the first anniversary of the vesting commencement date, and with respect to one-forty-eighth of the shares subject thereto on each monthly anniversary of the vesting commencement date thereafter, subject to Mr. Forman’s continued service through the applicable vesting date. The stock option is subject to “double trigger” accelerated vesting in full upon a termination of Mr. Forman’s employment with us without “cause” or for “good reason” (each such term as defined in Mr. Forman’s employment agreement with us), in either case, within two years following a change in control. Any such accelerated vesting is subject to Mr. Forman’s execution and non-revocation of a general release of claims.

PSUs

The PSUs granted to our NEOs (other than Mr. Ramsbottom) in 2014 require both continued service and the attainment of challenging TSR performance criteria as conditions to vesting, thereby providing both retention and enhanced performance incentives. Specifically, the PSUs confer upon the NEOs the right to receive a number of stock-settled PSUs determined based on our TSR over a four-year period commencing on December 14, 2014 or, with respect to Mr. Forman, December 9, 2014 (in either case, the “Vesting Commencement Date”). PSUs are subject to threshold vesting upon the attainment of TSR of at least 50% during the performance period, and are forfeited if this threshold TSR level is not attained. Payout of PSUs at target level requires attainment of TSR of at least 100% during the four-year performance period, and PSUs provide for a maximum payout upon TSR attainment of at least 200% during the performance period.

Each PSU also confers upon its holder the right to dividend equivalent payments for dividends declared over the portion of the performance period during which such PSU is outstanding; however, such dividends are payable only if and when the underlying PSUs vests following TSR achievement (i.e., accumulated dividends are forfeited if the underlying PSUs are not earned based on actual TSR performance). The Compensation Committee determined to grant PSUs that vest based on our TSR achievement because it believes that long-term TSR is a key measure of our performance for our shareholders.

For purposes of the PSUs, TSR is generally calculated as the per share increase in value equal to the sum of (i) our per share stock price increase, with stock price generally calculated as the trailing thirty trading-day stock price average through the date on which TSR is measured (or, if the applicable measurement date is the date on which a change in control of us occurs, the per share change in control transaction proceeds), plus (ii) our aggregate per share dividends, in each case, over the performance period (or relevant portion thereof).

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Generally, an amount ranging from (i) 0% to 100% of the target PSUs are eligible to vest on the second anniversary of the Vesting Commencement Date and (ii) 0% to 200% of the target PSUs are eligible to vest on each of third and fourth anniversaries of the Vesting Commencement Date and any date on which a change in control occurs prior to the fourth anniversary of the Vesting Commencement Date, in each case, based on our per share TSR (and the executive’s continued service) through the applicable anniversary or date on which the change in control occurs (each such date, a “measurement date”). The number of PSUs that actually vest on each measurement date is determined based on our per share TSR from the date of grant through the applicable measurement date. With respect to the measurement date occurring on the second anniversary of the Vesting

Commencement Date (the “year 2 measurement date”), 100% of the target PSUs will vest upon our attainment of per share TSR at the maximum level (e.g., upon the increase of our per share TSR by 200% through the year 2 measurement date), and zero PSUs will vest if per share TSR is attained at less than the maximum level. The table below (the “PSU Vesting Table”) sets forth the percentage of target PSUs that will vest on the measurement dates occurring on the third and fourth anniversaries of the Vesting Commencement Date (the “year 3 measurement date” and “year 4 measurement date,” respectively) at the threshold, target and maximum levels (e.g., upon the increase of our per share TSR by 50%, 100% and 200%, respectively, through the applicable measurement date):

TSR at Measurement Date	Percent of Target PSUs Earned and Vested
TSR increase is less than 50%:	Zero PSUs
TSR increase equals or exceeds 50%:	50% of Target PSUs
TSR increase equals or exceeds 100%:	100% of Target PSUs
TSR increase equals or exceeds 200%:	200% of Target PSUs

If we achieve an increase in per share TSR between the achievement levels specified in the above table, then the number of PSUs that will vest on the applicable measurement date will be determined based on straight-line interpolation between the applicable attainment levels.

PSUs will be paid to our NEOs in shares of our stock as and when they are earned and vest, subject to the executive’s continued service through the applicable measurement date. Dividend equivalents that become payable with respect to earned and vested PSUs will generally be paid in cash upon or shortly after vesting of the underlying PSU to which such dividend equivalents relate (only if and when the underlying PSU ultimately vests).

RNP Phantom Units

During 2014, RNP also granted phantom units, which include distribution equivalent rights for dividends paid by RNP, to each of Messrs. Cohrs, Morris and Spain under its 2011 Long-Term Incentive Plan to compensate these executives for their services as officers of RNP, which is a separate publicly traded fertilizer master limited partnership in which Rentech owns a 59.7% equity stake, and to create incentives aligned with the interests of the unit holders of RNP. These RNP units were considered part of each officer’s total compensation package by the Compensation Committee. The values of these phantom units are included in the figures and tables reported herein. These phantom units vest in annual installments over a three-year period, subject to continued service through the applicable vesting date and, like our equity awards, are intended to provide retention incentives linked to equity value and to encourage equity ownership in order to align the interests of these executives with those of RNP’s unit holders (including the Company). For more information on these phantom unit awards, please see RNP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 16, 2015 (the “RNP Annual Report”).

The 2014 PSUs, options and phantom units are subject to accelerated vesting in certain circumstances as described under “—Potential Payments upon Termination or Change-in-Control” below. We believe that the applicable vesting periods provide an important retention incentive, while accelerated vesting (where appropriate) protects executives against forfeiture of their awards in appropriate circumstances and aligns management’s incentives more closely with the interests of our shareholders.

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2014 Awards Table

In determining appropriate levels of equity grants for 2014, we considered, among other things, the role(s) and responsibilities of each NEO and the perceived need to reward and retain the NEO. The table below sets forth the 2014 Awards that we and RNP granted to our NEOs during

2014. All grants were made on December 19, 2014, other than the grants to Mr. Forman, which were made on December 30, 2014 in connection with his commencement of employment as our CEO, and the grants of phantom units which were also made on December 30, 2014.

Name	Restricted Stock Units	Performance Stock Units (1)	Stock Options	Partnership Phantom Units
Keith B. Forman	—	1,008,265	1,102,491	—
D. Hunt Ramsbottom	—	—	—	—
Dan J. Cohrs	—	300,297	—	7,554
Sean Ebnet	—	225,130	—	—
Colin Morris	—	184,798	—	4,648
Jeffrey R. Spain	—	70,664	—	1,877

(1)	Performance stock units reflect target amounts.

The table below sets forth the grant date fair values of the 2014 equity awards that we and RNP granted to our NEOs during 2014.

	Grant Date Fair Value
Name	Restricted Stock Units	Performance Stock Units	Stock Options	Partnership Phantom Units	Total
Keith B. Forman	$—	$1,260,331	$582,115	$—	$1,842,446
D. Hunt Ramsbottom	$—	$—	$—	$—	$—
Dan J. Cohrs	$—	$366,362	$—	$74,331	$440,694
Sean Ebnet	$—	$274,659	$—	$—	$274,659
Colin Morris	$—	$225,454	$—	$45,736	$271,190
Jeffrey R. Spain	$—	$86,210	$—	$18,470	$104,680

Employment Contracts; Severance Benefits

We believe that vulnerability to termination of employment at the senior executive level, both within and outside of the change in control context, creates concern and uncertainty for our NEOs that is appropriately addressed by providing severance protections which enable and encourage these executives to focus their attention on their work duties and responsibilities in all situations. We operate in a volatile and acquisitive industry that heightens this vulnerability in the change-in-control context. Accordingly, in order to attract and retain our key managerial talent, we enter into employment agreements with certain of our NEOs which provide for specified severance payments and benefits in connection with certain qualifying terminations of employment. In addition, we believe that change in control and severance benefits are essential in order to fulfill our objective of attracting and retaining key managerial talent. We are party to employment agreements with each of Messrs. Forman, Cohrs, Ebnet and Morris. Mr. Spain does not have an employment agreement with us. For a description of the specific terms and conditions of each agreement, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” and “—Potential Payments upon Termination or Change-in-Control” below.

Benefits and Perquisites

We maintain a standard complement of health and retirement benefit plans for our employees, including our NEOs, that provide medical, dental, and vision benefits, flexible spending accounts, a 401(k) savings plan (including an employer-match component), short-term and long-term disability insurance, accidental death and dismemberment insurance and life insurance coverage. These benefits are generally provided to our NEOs on the same terms and conditions as they are provided to our other employees. We believe that these health and retirement benefits comprise key elements of a comprehensive compensation program. Our health benefits help provide stability and peace of mind to our NEOs, thus enabling them to better focus on their work responsibilities, while our 401(k) plan provides a vehicle for tax-preferred retirement savings with additional compensation in the form of an employer match that adds to the overall desirability of our executive

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compensation package. Our employee benefits programs are designed to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We periodically review and adjust these employee benefits programs as needed based upon regular monitoring of applicable laws and practices in the competitive market.

As part of the compensation package, we also provide our NEOs (other than Mr. Forman) with a monthly car allowance and these executives (other than Messrs. Forman, Ebnet and Spain) also receive reimbursement of certain financial advisor costs. Messrs. Cohrs, Ebnet and Morris are also entitled to company-paid physical examinations. The purpose of these benefits and perquisites is to ensure that our NEOs are able to devote their full business time to our affairs, to project the proper corporate image for Rentech, and to make employment at Rentech attractive at a relatively modest cost for shareholders.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code

Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly-held corporation for any individual remuneration in excess of $1 million paid in any taxable year to its chief executive officer and each of its other named executive officers, other than its chief financial officer. However, remuneration in excess of $1 million may be deducted if it qualifies as “performance-based compensation” within the meaning of the Internal Revenue Code.

Where reasonably practicable, to the extent that the Section 162(m) deduction disallowance becomes applicable to our NEOs, the Compensation Committee may seek to qualify the variable compensation paid to our NEOs for an exemption from such deductibility limitations. As such, in approving the amount and form of compensation for our NEOs, the Compensation Committee will consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Internal Revenue Code. The Compensation Committee may, in its judgment, authorize compensation payments that do not comply with an exemption from the deductibility limit in Section 162(m) of the Internal Revenue Code, as it has under its 2014 annual incentive program, when it believes that such payments are appropriate to attract and retain executive talent.

Section 280G of the Internal Revenue Code

Section 280G of the Internal Revenue Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies which undergo a change in control. In addition, Section 4999 of the Internal Revenue Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Internal Revenue Code based on the executive’s prior compensation. In approving compensation arrangements for our NEOs in the future, we expect to consider all elements of the cost of providing such compensation, including the potential impact of Section 280G of the Internal Revenue Code. However, we may authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Internal Revenue Code and the imposition of excise taxes under Section 4999 of the Internal Revenue Code if we feel that such arrangements are appropriate to attract and retain executive talent.

Under their employment agreements with us, which were not entered into or amended during 2014, Messrs. Cohrs and Morris are, and Mr. Ramsbottom was (prior to his cessation of employment with us) entitled to gross-up payments in the event that any excise taxes are imposed on them. We have historically provided these protections to these senior executives to ensure that they will be properly incentivized in the event of a potential change in control of the Company to maximize shareholder value in a transaction while minimizing concern for potential consequences of the transaction to these executives. The need for such protection is enhanced by our emphasis on performance-based equity compensation, which has higher values if accelerated in connection with a successful transaction than if the equity compensation awards had been time-vested. We have committed not to provide any new tax gross-up rights to any executives that do not currently have such protection.

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service

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providers to accelerated income tax liabilities, substantial additional taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefit plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Internal Revenue Code.

Accounting for Stock-Based Compensation

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or ASC Topic 718, for stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of stock options, restricted stock, RSUs and other equity-

based awards under equity incentive award plans have been and will be accounted for under ASC Topic 718. We expect that we will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

The Role of Our Shareholder Say-on-Pay Vote

At our annual meeting of shareholders held in July 2014, we provided our shareholders with the opportunity to cast an advisory vote on our executive compensation program, or a “say-on-pay proposal”. A significant majority of the votes cast on our say-on-pay proposal at that meeting (91%) were voted in favor of the proposal. The Compensation Committee believes this affirms our shareholders’ support of our approach to executive compensation, and, accordingly, did not materially change its approach to executive compensation during 2014 in connection with the say-on-pay proposal. However, the Compensation Committee is always open to improving the Company’s compensation governance practices and believes that increasing the amount of

Company equity awards that are subject to performance-based vesting to 100% in 2014 and significantly reducing the cash compensation (and increasing the equity-based compensation) of our Chief Executive Officer provide meaningful improvements for shareholders. The Compensation Committee expects to take into consideration the outcome of our shareholders’ future say-on-pay proposal votes when making future compensation decisions for our NEOs. Our Board previously determined to hold a say-on-pay advisory vote on the compensation of our NEOs every three years. Accordingly, we expect that our next say-on-pay proposal will be submitted to shareholders for an advisory vote at our annual meeting of shareholders in 2017.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, the Compensation Committee determined that the Compensation Discussion and Analysis should be included in this Proxy Statement.

COMPENSATION COMMITTEE

Edward M. Stern, Chairman

Michael S. Burke

Halbert S. Washburn

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Summary Compensation Table

The following table summarizes the compensation for the calendar years ended December 31, 2014, 2013 and 2012 for each of our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Keith B. Forman,	2014	$11,538	$—	$1,260,331	$582,115	$—	$—	$1,853,984
Chief Executive Officer (5)
D. Hunt Ramsbottom,	2014	$646,154	$—	$—	$—	$—	$57,269	$703,423
Chief Executive Officer (6)(7)	2013	$550,000	$—	$1,218,717	$—	$440,000	$265,074	$2,473,791
	2012	$497,200	$—	$1,398,708	$—	$932,250	$287,271	$3,115,429
Dan J. Cohrs,	2014	$463,462	$—	$440,694	$—	$41,760	$50,233	$996,149
Chief Financial Officer (7)	2013	$450,000	$—	$660,145	$—	$216,000	$169,549	$1,495,694
	2012	$426,575	$—	$599,444	$—	$479,897	$201,171	$1,707,087
Sean Ebnet,	2014	$294,423	$—	$274,659	$—	$22,125	$74,771	$665,978
SVP, Wood Fibre	2013	$266,250	$30,000	$856,240	$—	$106,960	$72,816	$1,332,266
Colin M. Morris,	2014	$314,423	$—	$271,190	$—	$23,625	$52,103	$661,341
SVP, General Counsel (7)	2013	$300,000	$—	$406,233	$—	$120,000	$114,228	$940,461
	2012	$288,030	$—	$419,611	$—	$270,028	$151,555	$1,129,224
Jeffrey R. Spain,	2014	$290,941	$—	$104,680	$—	$17,481	$25,484	$438,586
Senior Vice President, Finance, Accounting & Administration of Wood Fibre

(1)	Amounts disclosed for 2014 reflect the aggregate grant date fair value of the 2014 PSUs granted to our NEOs and, with respect to Messrs. Cohrs, Morris and Spain, the grant date fair value of 2014 RNP phantom units. All equity award values described in this Note have been calculated in accordance with ASC Topic 718, except for RNP phantom units calculated in accordance with ASC Topic 505. There can be no assurance that awards will vest or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718 or ASC Topic 505. We provide information regarding the assumptions used to calculate the value of all of our stock awards made to executive officers in Note 18 to our consolidated financial statements included in Part II—Item 8 “Financial Statements and Supplementary Data” in our Annual Report. RNP provides information regarding the assumptions used to calculate the value of all RNP unit awards made to executive officers in Note 12 to its consolidated financial statements included in Part II—Item 8 “Financial Statements and Supplementary Data” in the RNP Annual Report.
(2)	Mr. Forman received 2014 stock options with full grant-date fair values of $582,115, the value of which has been computed in accordance with ASC Topic 718. There can be no assurance that awards will vest or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all of our options granted to executive officers in Note 18 to our consolidated financial statements included in the RTK Annual Report.
(3)	Each of our NEOs (excluding Mr. Forman) participated in our annual incentive program during 2014 and received an annual incentive award based on the achievement of certain financial and other performance criteria and determined by reference to target bonuses set forth in their respective employment agreements. Messrs. Cohrs, Ebnet, Morris and Spain received 2014 annual incentive payments equal to approximately 15% of their respective target bonuses (or 9%, 8%, 8% and 6% of their respective base salaries). Mr. Ramsbottom, whose employment ceased in December 2014, was not eligible to receive an annual incentive payment for 2014. For additional information, please see “Annual Incentive Compensation” above.
(4)	Amounts under the “All Other Compensation” column for the year ended December 31, 2014 consist of (i) 401(k) matching contributions of $8,791, $10,344, $11,289, $10,789 and $10,385 for Messrs. Ramsbottom, Cohrs, Ebnet, Morris and Spain, respectively; (ii) perquisites consisting of company-paid auto allowances, company-paid health evaluations, long-term disability and supplemental life insurance, housing allowance and financial and tax planning benefits; and (iii) payments made to Messrs. Ramsbottom, Cohrs, Morris and Spain of $8,364, $4,845, $3,377 and $2,031, respectively, with respect to their outstanding phantom units as a result of RNP’s declaration of cash distributions during 2014, as described in the RNP Annual Report. The following table identifies and quantifies our NEOs’ perquisites for the calendar year 2014.

Perquisites

Name	Auto Allowance	Health Evaluations	Long-Term Disability and Life Insurance	Housing Allowance	Financial and Tax Planning	Total
Keith B. Forman	—	—	—	—	—	—
D. Hunt Ramsbottom	13,846	3,252	1,027	—	21,989	40,114
Dan J. Cohrs	12,000	—	1,068	—	21,976	35,044
Sean Ebnet	12,000	2,414	1,068	48,000	—	63,482
Colin Morris	12,000	2,831	1,068	—	22,038	37,937
Jeffrey R. Spain	12,000	—	1,068	—	—	13,068

(5)	Mr. Forman was appointed as our chief executive officer and president and as chief executive officer of the general partner of RNP effective December 9, 2014.
(6)	Effective December 9, 2014, Mr. Ramsbottom ceased to serve as the chief executive officer and president of Rentech and chief executive officer of the general partner of RNP. Mr. Ramsbottom also resigned as a member of the board of directors for both companies, effective December 9, 2014.

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(7)	Since RNP’s initial public offering in 2011, Messrs. Ramsbottom, Cohrs, Morris and Spain have dedicated a portion of their work time to RNP’s business and affairs. The portion of the compensation included in the Summary Compensation Table with respect to Messrs. Ramsbottom and Cohrs which is allocable to RNP is disclosed in the RNP Annual Report. In accordance with applicable SEC disclosure rules, the compensation figures attributable to Messrs. Ramsbottom, Cohrs, Morris and Spain in this Summary Compensation Table reflect the full amount of the compensation paid by both Rentech and RNP. The estimated percentage of time allocable to RNP for Messrs. Ramsbottom, Cohrs, Morris and Spain during calendar year 2014 were 45%, 35%, 24% and 24%, respectively.

Grants of Plan-Based Awards

The following table sets forth information with respect to our NEOs concerning the grant of plan-based awards from our and RNP’s plans during 2014.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)(2)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)(2)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Keith B. Forman (7)	12/30/2014	—	—	—	—	—	—	—		1,102,491	(3)	$1.24	$582,115
	12/30/2014	—	—	—	504,133	1,008,265	2,016,530	—		—		—	$1,260,331	(4)
D. Hunt Ramsbottom	2014 Annual Non-Equity Incentive	$—	$650,000	$1,300,000	—	—	—	—		—		—	—
Dan J. Cohrs	12/19/2014	—	—	—	150,149	300,297	600,594	—		—		—	$366,362	(5)
	12/30/2014	—	—	—	—	—	—	7,554	(6)	—		—	$74,331
	2014 Annual Non-Equity Incentive	$—	$278,400	$556,800	—	—	—	—		—		—	—
Sean Ebnet	12/19/2014	—	—	—	112,565	225,130	450,260	—		—		—	$274,659	(5)
	2014 Annual Non-Equity Incentive	$—	$147,500	$295,000	—	—	—	—		—		—	—
Colin M. Morris	12/19/2014	—	—	—	92,399	184,798	369,596	—		—		—	$225,454	(5)
	12/30/2014	—	—	—	—	—	—	4,648	(6)	—		—	$45,736
	2014 Annual Non-Equity Incentive	$—	$157,500	$315,000	—	—	—	—		—		—	—
Jeffrey R. Spain	12/19/2014	—	—	—	35,332	70,664	141,328	—		—		—	$86,210	(5)
	12/30/2014	—	—	—	—	—	—	1,877	(6)	—		—	$18,470
	2014 Annual Non-Equity Incentive	$—	$116,538	$233,077	—	—	—	—		—		—	—

(1)	All Rentech PSU grants to NEOs (except for the grants to Mr. Forman) were made under Rentech’s Second Amended and Restated 2009 Incentive Award Plan. Amounts reflect the full grant date fair value of Rentech PSUs granted during calendar year 2014, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the NEO. We provide information regarding the assumptions used to calculate the fair value of all compensatory equity awards made to executive officers in Note 18 to our consolidated financial statements included in Part II—Item 8 “Financial Statements and Supplementary Data” in the RTK Annual Report. There can be no assurance that awards will vest (and, absent vesting no value will be realized by the executive for the unvested award), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 718.
(2)	All RNP equity grants were made under the Rentech Nitrogen Partners, L.P. 2011 Long-Term Incentive Plan. Amounts reflect the full grant date fair value of Partnership phantom units granted during calendar year 2014, computed in accordance with ASC Topic 505, rather than the amounts paid to or realized by the NEO. RNP provides information regarding the assumptions used to calculate the fair value of all compensatory equity awards made to executive officers in Note 12 to its consolidated financial statements included in Part II—Item 8 “Financial Statements and Supplementary Data” in the RNP Annual Report. There can be no assurance that awards will vest (and, absent vesting no value will be realized by the executive for the unvested award), or that the value upon vesting will approximate the aggregate grant date fair value determined under ASC Topic 505.
(3)	These stock options were granted on December 30, 2014 and vest one-fourth on December 9, 2015, and the balance will vest in substantially equal monthly increments thereafter for the following three years, subject to the executive’s continued employment through the applicable vesting date and further subject to accelerated vesting in connection with the executive’s termination of employment by the employer without cause or by the executive for good reason in connection with a change in control of Rentech.
(4)	These PSUs were granted on December 30, 2014, vesting over a four year period based on our level of total shareholder return over such period, subject to the executive’s continued employment through the applicable vesting date and further subject to accelerated vesting in connection with (i) the executive’s termination of employment by the employer without cause or by the executive for good reason in connection with a change in control of Rentech or (ii) a change in control of Rentech. The value of the PSUs reported in this column represents the fair value of these awards based upon the probable outcome of the applicable performance conditions on the grant date.
(5)	These PSUs were granted on December 19, 2014, vesting over a four year period based on our level of total shareholder return over such period, subject to the executive’s continued employment through the applicable vesting date and further subject to accelerated vesting in connection with (i) the executive’s termination of employment by the employer without cause or by the executive for good reason in connection with a change in control of Rentech or (ii) a change in control of Rentech. The value of the PSUs reported in this column represents the fair value of these awards based upon the probable outcome of the applicable performance conditions on the grant date.
(6)	These RNP phantom units were granted on December 30, 2014 and vest in three substantially equal installments on December 14, 2015, 2016 and 2017, subject to the executive’s continued employment through the applicable vesting date and further subject to accelerated vesting (i) in full upon the executive’s termination of employment by the employer without cause or by the executive for good reason, in either case, within sixty days prior to or eighteen months following a change in control, or (ii) in full upon the executive’s death or disability.
(7)	Mr. Forman commenced employment with us in December 2014. Accordingly, he was not eligible to participate in our annual incentive program during 2014.

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Narrative Disclosure to Summary Compensation Table

and Grants of Plan-Based Awards Table

Employment Agreements

The employment arrangements with our NEOs are all “at will” and may be terminated at any time by us, subject to the severance provisions thereof.

Each of Messrs. Forman, Cohrs, Ebnet and Morris are, and Mr. Ramsbottom was (during his employment with Rentech), party to an employment agreement with us. The employment agreements for Messrs. Cohrs, Ebnet and Morris have terms that continue through October 22, 2015, November 3, 2015, and November 3, 2015, respectively, subject in each case to automatic one-year renewals absent 90-days’ advance notice from either party to the contrary. Mr. Forman’s employment agreement does not have a set term and Mr. Spain does not have an employment agreement. Mr. Ramsbottom’s employment agreement terminated in December 2014, when Mr. Ramsbottom ceased to serve as the chief executive officer and president of Rentech.

Under their respective employment agreements, Messrs. Forman, Cohrs, Ebnet and Morris are entitled, respectively, to (i) current base salaries, effective January 1, 2015, of $200,000, $464,000, $295,000, and $315,000, and (ii) in the case of Messrs. Cohrs, Ebnet and Morris, annual incentive bonuses for 2015 targeted at 60%, 50% and 50%, respectively, of the applicable executive’s base salary (with actual bonus eligibility for each executive ranging from zero to twice the applicable target). Mr. Spain’s current base salary is $291,346 and his annual incentive bonus target for 2015 is 40%. Mr. Ramsbottom’s employment agreement provided for a base salary which, during 2014, was $650,000 and an annual incentive bonus targeted at 100% of his base salary (with actual bonus eligibility ranging from zero to twice the applicable target).

The employment agreements entitle our NEOs to certain severance payments upon qualifying terminations of employment. The employment agreements also entitle Messrs. Ramsbottom, Cohrs and Morris to a “gross-up” payment from the Company equal to any excise taxes that the executive incurs by operation of Internal Revenue Code Section 280G (and any taxes on such gross-up payment) in connection with a change in control of the Company, but we note that these gross-up payments are legacy rights and that none of these employment agreements which contain gross-up payments were entered into or amended in any way during 2014. Mr. Ramsbottom’s gross-up provision terminated in connection with his ceasing employment with us. In addition, the employment agreements (other than Mr. Forman’s employment agreement) provide for monthly auto allowances, as well as customary indemnification, health, welfare, retirement and vacation benefits. The agreements also contain customary confidentiality and other restrictive covenants. Each of the executives covered by an employment agreement has also executed a corporate confidentiality and proprietary rights agreement. Though not addressed in the employment agreements, each of our NEOs is entitled to accelerated vesting of certain equity awards in the event of a change in control of the Company. For a discussion of the severance and change-in-control benefits for which our NEOs are eligible under their employment agreements, see “—Potential Payments upon Termination or Change-in-Control” below.

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Outstanding Equity Awards at December 31, 2014

The following table sets forth information with respect to our NEOs, concerning the outstanding equity awards from us and RNP as of December 31, 2014. Footnotes to the table describe the generally applicable vesting conditions for each award. For a description of applicable accelerated vesting provisions, see “—Potential Payments upon Termination or Change-in-Control” below.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($) (1)	Notes
Keith B. Forman	—	1,102,491	—	$1.24	12/30/2019	—	—	—	—	(2)
	—	—	—	—	—	—	—	504,133	$635,207	(3)
D. Hunt Ramsbottom	268,733	—	—	$3.87	6/8/2015	—	—	—	—	(4)
	752,567	—	—	$0.89	6/8/2015	—	—	—	—	(5)
Dan J. Cohrs	442,687	—	—	$0.89	10/4/2020	—	—	—	—	(5)
	—	—	—	—	—	10,564	$13,311	—	—	(6)
	—	—	—	—	—	—	—	83,004	$104,585	(7)
	—	—	—	—	—	800	$8,408	—	—	(8)
	—	—	—	—	—	51,896	$65,389	—	—	(9)
	—	—	—	—	—	—	—	138,298	$174,255	(10)
	—	—	—	—	—	5,036	$52,928	—	—	(11)
	—	—	—	—	—	—	—	150,149	$189,187	(3)
	—	—	—	—	—	7,554	$79,393	—	—	(12)
Sean Ebnet	—	—	—	—	—	63,872	$80,479	—	—	(9)
	—	—	—	—	—	—	—	85,107	$107,234	(10)
	—	—	—	—	—	—	—	112,565	$141,832	(3)
	—	—	—	—	—	100,000	$126,000	—	—	(13)
	—	—	—	—	—	133,333	$168,000	—	—	(14)
Colin M. Morris	80,631	—	—	$3.87	7/13/2016	—	—	—	—	(4)
	177,075	—	—	$0.89	10/4/2020	—	—	—	—	(5)
	—	—	—	—	—	7,395	$9,318	—	—	(6)
	—	—	—	—	—	—	—	58,103	$73,210	(7)
	—	—	—	—	—	560	$5,886	—	—	(8)
	—	—	—	—	—	31,936	$40,239	—	—	(9)
	—	—	—	—	—	—	—	85,107	$107,234	(10)
	—	—	—	—	—	3,099	$32,570	—	—	(11)
	—	—	—	—	—	—	—	92,399	$116,423	(3)
	—	—	—	—	—	4,648	$48,850	—	—	(12)
Jeffrey R. Spain	80,632	—	—	$0.92	7/28/21	—	—	—	—	(15)
	—	—	—	—	—	7,335	$9,242	—	—	(6)
	—	—	—	—	—	—	—	13,587	$17,119	(7)
	—	—	—	—	—	658	$6,916	—	—	(8)
	—	—	—	—	—	29,012	$36,555	—	—	(9)
	—	—	—	—	—	—	—	20,045	$25,257	(10)
	—	—	—	—	—	1,252	$13,159	—	—	(11)
	—	—	—	—	—	—	—	35,332	$44,518	(3)
	—	—	—	—	—	1,877	$19,727	—	—	(12)

(1)	Rentech equity award values were calculated based on the $1.26 closing price of Rentech’s Common Stock on December 31, 2014 and RNP phantom unit values were calculated based on the $10.51 closing price of RNP’s common units on December 31, 2014.
(2)	Represents stock option award granted on December 30, 2014 of which one-fourth will vest on December 9, 2015, and the balance will vest in equal monthly increments thereafter for the following three years, subject to the executive’s continued employment through the applicable vesting date (these options are referred to below as the “2014 Forman Options”).
(3)	Represents PSUs granted on December 30, 2014 (with respect to Mr. Forman) and December 19, 2014 (with respect to the other NEOs), vesting over a four year period based on our total shareholder return over the relevant period, subject to the executive’s continued employment through the applicable vesting date, as described in more detail in “—Long-Term Equity Incentive Awards” above (these PSUs are referred to below as the “2014 PSUs”).
(4)	Represents a stock option award granted on July 14, 2006 that vested in three equal annual installments on each of July 14, 2007, 2008 and 2009.
(5)	Represents stock options granted on October 4, 2010, which vested in three equal annual installments on each of October 4, 2011, 2012 and 2013.
(6)	Represents RSUs granted on December 14, 2012, which vest in three equal annual installments on each of December 14, 2013 and 2014, and the remaining unvested one-third of which will vest on December 14, 2015, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2012 RSUs”).

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(7)	Represents the threshold number of PSUs granted on December 14, 2012, vesting on each of the first three anniversaries of the grant date based on our total shareholder return over the relevant period, subject to the executive’s continued employment through the applicable vesting date (these PSUs are referred to below as the “2012 PSUs”).
(8)	Represents RNP phantom units granted on December 14, 2012, which vested as to one-third on each of December 14, 2013 and 2014, and the remaining unvested one-third of which will vest on December 14, 2015, subject to the executive’s continued employment through the applicable vesting date (these units are referred to below as the “2012 Phantom Units”).
(9)	Represents RSUs granted on December 18, 2013, which vested as to one-third on December 14, 2013, and the remaining two-thirds of which will vest in two substantially equal annual installments on December 14, 2015 and 2016, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2013 RSUs”).
(10)	Represents the threshold number of PSUs granted on December 18, 2013, vesting on each of the first three anniversaries of December 14, 2013 based on our total shareholder return over the relevant period, subject to the executive’s continued employment through the applicable vesting date, as described in more detail in “—Long-Term Equity Incentive Awards” above (these PSUs are referred to below as the “2013 PSUs”).
(11)	Represents RNP phantom units granted on December 18, 2013, which vested as to one-third on December 14, 2014, and the remaining two-thirds of which will vest in two substantially equal annual installments on December 14, 2015 and 2016, subject to the executive’s continued employment through the applicable vesting date (these units are referred to below as the “2013 Phantom Units”).
(12)	Represents RNP phantom units granted on December 30, 2014, vesting in three substantially equal annual installments on December 14, 2015, 2016 and 2017, subject to the executive’s continued employment through the applicable vesting date (these units are referred to below as the “2014 Phantom Units”).
(13)	Represents RSUs granted on September 26, 2012, which vested as to one-third on each of September 17, 2013 and 2014, and the remaining unvested one-third of which will vest on September 17, 2015, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2012 Ebnet RSUs”).
(14)	Represents RSUs granted on June 3, 2013, which vested as to one-third on June 3, 2014, and the remaining unvested two-thirds of which will vest in two substantially equal annual installments on June 3, 2015 and 2016, subject to the executive’s continued employment through the applicable vesting date (these RSUs are referred to below as the “2013 Ebnet RSUs”).
(15)	Represents stock options granted on July 28, 2011, which vested in one-third installments on each of July 28, 2012, 2013 and 2014.

Option Exercises, Stock Vested and Units Vested

The following table sets forth information with respect to our NEOs concerning the option exercises and stock vested under our equity plan(s) and the phantom units vested under RNP’s plan during calendar year 2014.

	Option Awards		Stock Awards		Unit Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)	Number of Units Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Keith B. Forman	—	$—	—	$—	—	$—
D. Hunt Ramsbottom	—	$—	351,544	$508,620	17,605	$198,480
Dan J. Cohrs	—	$—	202,767	$294,916	11,038	$126,795
Sean Ebnet	—	$—	198,603	$373,422	—	$—
Colin M. Morris	—	$—	134,944	$196,155	8,221	$95,548
Jeffrey R. Spain	—	$—	90,082	$128,357	5,289	$61,701

(1)	Amounts shown are based on the fair market value of Rentech’s Common Stock on the applicable vesting date.
(2)	Amounts shown are based on the fair market value of RNP’s common units on the applicable vesting date.

Potential Payments upon Termination or Change-in-Control

Our NEOs (other than Mr. Spain) are entitled to certain payments and benefits upon qualifying terminations of employment and, in certain cases, in connection with a change in control at the Company or at RNP. The following discussion describes the terms and conditions of these payments and benefits and the circumstances in which they will be paid or provided. All severance payments are conditioned upon the executive’s execution of a general release of claims against the Company. In the event that any severance payment to our NEOs is subject to “golden parachute” excise taxes under Internal Revenue Code Section 280G, Messrs. Ramsbottom, Cohrs and Morris are entitled to receive gross-up payments from us for any such excise taxes plus any excise, income or payroll taxes owed on the gross-up payment, although Mr. Ramsbottom’s gross-up provision terminated in connection with his ceasing employment with us.

For purposes of the following discussion, “change in control” refers to a change in control of us or RNP, as follows: with respect to (i) the severance payments and benefits provided to our NEOs pursuant to their respective employment agreements, (ii) the 2014 PSUs, (ii) the 2013 RSUs, (iii) the 2013 PSUs, (iv) the 2012 RSUs, (v) the 2012 PSUs, (vi) in the case of Mr. Forman, the 2014 Forman Options, and (vii) in the case of Mr. Ebnet, the 2013 Ebnet RSUs and the 2012 Ebnet RSUs, a change in control refers to a change in control of us. With respect to (a) the 2014 Phantom Units, (b) the 2013 Phantom Units, and (c) the 2012 Phantom Units, a change in control refers to a change in control of RNP.

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Termination Not in Connection with a Change in Control

Under our NEOs’ employment agreements, upon termination of the executive’s employment by us without cause, by the executive with good reason (each as defined in the employment agreements) or, in the case of Mr. Ramsbottom only, due to a non-renewal of his employment term by us, the executives, other than Mr. Spain, are entitled to receive: (i) three times (in the case of Mr. Ramsbottom) or one-time (in the case of the other NEOs, other than Mr. Forman) base salary or, in the case of Mr. Forman, an amount equal to the greater of two times his base salary or $1,000,000 (or $400,000 if such termination occurs on or before June 9, 2015) payable in substantially equal installments over a period of two years (with respect to Messrs. Ramsbottom and Forman) or one year (with respect to the other NEOs); (ii) in the case of our NEOs other than Messrs. Forman, Ramsbottom and Spain, payment of the executive’s target annual bonus on the date that annual bonuses are paid generally for the year in which termination occurs, and (iii) Company-paid continuation health benefits for up to eighteen months following the date of termination. Upon termination of the employment of our NEOs (other than Mr. Forman) due to our non-renewal of their respective employment terms, these NEOs will be entitled to receive an amount equal to one times base salary, payable over the one-year period following termination, and, at our discretion, an annual bonus for the fiscal year preceding the non-renewal. As noted above, Mr. Spain is not party to an employment agreement with us and, accordingly, is not entitled to severance benefits upon qualifying terminations of his employment.

In addition, our NEOs will be entitled to the following enhanced vesting provisions with respect to qualifying terminations occurring outside of the context of a change in control:

•	The 2014 Phantom Units, 2013 RSUs, 2013 Ebnet RSUs, 2013 Phantom Units, 2012 RSUs, 2012 Ebnet RSUs and 2012 Phantom Units held by the executive will accelerate and vest in full upon a termination of employment due to the applicable executive’s death or disability.

•	The 2013 PSUs and 2012 PSUs held by the executive will accelerate and vest upon a termination of employment due to the applicable executive’s death or disability occurring more than sixty days prior to a change in control based on deemed attainment of the performance-vesting conditions applicable to the 2013 PSUs and 2012 PSUs at target levels with respect to any PSUs that are unvested as of the date of such death or disability.

In connection with Mr. Ramsbottom’s cessation of employment with us in December 2014, he became entitled to receive the severance benefits described above consisting of a cash severance payment totaling three times his base salary (or $1,950,000) payable over a two-year period, plus the payment of his monthly premiums for continued health benefits for up to eighteen months following termination (with an estimated value, based on our costs to provide such coverage, equal to $29,480).

Change in Control (No Termination)

The NEOs are not entitled to any cash payments based solely on the occurrence of a change in control (absent any qualifying termination). In addition, the 2014 Forman Options, 2013 RSUs, 2013 Ebnet RSUs, 2013 Phantom Units, 2012 Ebnet RSUs, 2012 RSUs and 2012 Phantom Units are not impacted by a change in control alone and require a qualifying termination in connection with such change in control to vest. With respect to the 2013 PSUs and 2012 PSUs, the applicable performance period ends upon a change in control, which may, depending upon performance through the change in control, result in the final vesting of awards with respect to which time-vesting requirements were previously satisfied, but performance-vesting requirements were not; however, as of December 31, 2014, none of the PSUs subject to these awards met these criteria and, accordingly, none were eligible for accelerated vesting upon a change in control.

With respect to the 2014 PSUs, if a change in control occurs prior to the year 3 measurement date, then a number of PSUs are eligible to vest on the year 3 measurement based on the per share change in control transaction proceeds, subject to the holder’s continued service through such year 3 measurement date. If, however, the change in control occurs after the year 3 measurement date but prior to the year 4 measurement date, the applicable performance period ends upon the change in control and may, depending the per share change in control transaction proceeds, result in the vesting of such 2014 PSUs (provided that the applicable service-vesting requirements are met). However, as of December 31, 2014, none of the 2014 PSUs met these criteria and, accordingly, none were eligible for accelerated vesting upon a change in control.

Termination in Connection with a Change in Control

If our NEOs with employment agreements terminate employment without cause, for good reason or due to a non-renewal of the applicable employment term by us, in any case, within three months before or two years after a change in control of us, then the terminated executive will receive the severance described above, except that (i) the base salary component of the executive’s severance will be paid in a lump sum and (ii) in the case of our NEOs other than Mr. Forman, if the executive’s actual annual bonus for the year immediately preceding the change in control exceeds his target bonus for the year in which the termination occurs, (A) Mr. Ramsbottom would have been entitled to two times base salary plus the

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amount of such prior year bonus (instead of three times his base salary) and (B) in the case of the other NEOs, each NEO will receive one times base salary plus the amount of such prior-year bonus (instead of base salary plus target annual bonus). Messrs. Ramsbottom’s, Cohrs’ and Morris’ employment agreements entitle each of these executives to a “gross-up” payment covering all taxes, penalties and interest associated with any “golden parachute” excise taxes that are imposed on the executives by reason of Internal Revenue Code Section 280G in connection with a change in control of us, although Mr. Ramsbottom’s gross-up provision terminated in connection with his ceasing employment with us.

In addition, our NEOs will be entitled to the following enhanced vesting provisions with respect to qualifying terminations occurring in connection with a change in control:

•	The 2014 Phantom Units, 2013 RSUs, 2013 Ebnet RSUs, 2013 Phantom Units, 2012 RSUs, 2012 Ebnet RSUs and 2012 Phantom Units will vest in full if the executive terminates employment without cause or for good reason, in either case, within sixty days prior to or eighteen months after the change in control.

•	The 2013 PSUs and 2012 PSUs will vest on an accelerated basis (to the extent then unvested) based on actual performance levels through the change in control if the executive terminates employment (i) without cause or for good reason, in either case, within sixty days prior to or eighteen months after the change in control, or (ii) due to the executive’s death or disability, in either case, within sixty days prior to, or upon or after the change in control.

•	The 2014 Forman Options will vest in full if the executive terminates employment without cause or for good reason, in either case, within two years after the change in control.

•	The 2014 PSUs will vest on an accelerated basis (to the extent then unvested) based on the per share change in control transaction proceeds, if the executive terminates employment without cause or for good reason, in either case, within two years after the change in control.

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The following table summarizes the change-in-control and/or severance payments and benefits to which we expect that our NEOs would have become entitled if the relevant event(s) had occurred on December 31, 2014, in accordance with applicable disclosure rules. For purposes of the following table, we have assumed that a change in control of each relevant entity, whether Rentech and/or RNP, occurred on December 31, 2014, in order to provide a complete representation of the payments and benefits that each NEO would have become entitled to receive upon the occurrence of the relevant event(s). The severance benefits that Mr. Ramsbottom became entitled to receive when he ceased his employment with Rentech in December 2014 are described above (rather than in the table below).

Name	Benefit	Termination without Cause or for Good Reason ($)		Termination due to Non- Renewal ($)		Termination due to Death/ Disability ($)		Qualifying Termination in Connection with a Change in Control		Other Terminations
Keith B. Forman	Cash Severance	$400,000	(1)	$—		$—		$400,000	(2)	$—
	Value of Accelerated Stock Awards (3)	—		—		—		—	(4)	—
	Value of Accelerated Option Awards (5)	—		—		—		22,050	(8)	—
	Value of Healthcare Premiums	29,480	(7)	—		—		29,480	(7)	—
	Total	$429,480		$—		$—		$451,530		$—
Dan J. Cohrs	Cash Severance	$742,400	(8)	$464,000	(9)	$—		$505,760	(10)	$—
	Value of Accelerated Stock Awards (3)	—		—		636,379	(11)	78,700	(12)	—
	Value of Accelerated Units (13)	—		—		140,729	(14)	140,729	(15)	—
	Value of Healthcare Premiums	29,480	(7)	—		—		29,480	(7)	—
	Total	$771,800		$464,000		$777,108		$754,669	(16)	$—
Sean Ebnet	Cash Severance	$442,500	(8)	$295,000	(9)	—		$317,125	(10)	—
	Value of Accelerated Stock Awards (3)	—		—		588,947	(17)	374,478	(18)	—
	Value of Healthcare Premiums	29,480	(7)	—		—		29,480	(7)	—
	Total	$471,980		$295,000		$588,947		$721,083		$—
Colin M. Morris	Cash Severance	$472,500	(8)	$315,000	(9)	—		$338,625	(10)	$—
	Value of Accelerated Stock Awards (3)	—		—		410,444	(19)	49,557	(20)	—
	Value of Accelerated Units(13)	—		—		87,307	(21)	87,307	(22)	—
	Value of Healthcare Premiums	10,019	(7)	—		—		10,019	(7)	—
	Total	$482,519		$315,000		$497,751		$485,508	(16)	$—
Jeffrey R. Spain	Cash Severance	$—		$—		—		$—		$—
	Value of Accelerated Stock Awards (3)	—		—		130,421	(23)	45,797	(24)	—
	Value of Accelerated Units (15)	—		—		39,801	(25)	39,801	(26)	—
	Value of Healthcare Premiums	—		—		—		—		—
	Total	$—		$—		$170,222		$85,598		$—

(1)	Represents two times Mr. Forman’s annual base salary, payable over the two-year period after his termination date.
(2)	Represents two times Mr. Forman’s annual base salary, payable in a lump sum upon termination.
(3)	Value of PSUs and RSUs determined by multiplying the number of accelerating PSUs and RSUs by the fair market value of Rentech’s Common Stock on December 31, 2014 ($1.26).
(4)	The 2014 PSUs held by Mr. Forman would be deemed attained based on actual performance as of the date of the change in control. The threshold level of performance criteria applicable to the 2014 PSUs had not been attained as of December 31, 2014, and, accordingly, none of the unvested 2014 PSUs would have vested on an accelerated basis.
(5)	Value of options determined by multiplying the fair market value of our Common Stock on December 31, 2014 ($1.26), less the applicable exercise price, by the number of accelerating options.
(6)	Represents the aggregate value of 1,102,491 unvested 2014 Forman Options held by Mr. Forman that would have vested on an accelerated basis if Mr. Forman terminated employment without cause or for good reason on December 31, 2014 and, in either case, such termination occurred within two years after a change in control.
(7)	Represents the cost of Company-paid continuation health benefits for eighteen months, based on our estimated costs to provide such coverage. For purposes of continuation health benefits, a “qualifying termination in connection with a change in control” means a termination without cause or for good reason within three months before or two years after a change in control of us.
(8)	Represents the executive’s annual base salary, payable over the one-year period after his termination date, plus his target annual incentive bonus.
(9)	Represents the executive’s annual base salary, payable over the one-year period after his termination date.
(10)	Represents the executive’s annual base salary plus target bonus which equals the prior year’s bonus, payable in a lump sum upon termination.
(11)	Represents the aggregate value of 51,896 unvested 2013 RSUs, 276,596 unvested 2013 PSUs, 10,564 unvested 2012 RSUs and 166,007 unvested 2012 PSUs held by Mr. Cohrs that would have vested on an accelerated basis upon Mr. Cohrs’ termination due to death or disability on December 31, 2014. We have assumed for purposes of this calculation that we achieved target performance with respect to the 2013 PSUs and 2012 PSUs on December 31, 2014.

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(12)	Represents the aggregate value of 51,896 unvested 2013 RSUs and 10,564 unvested 2012 RSUs that would have vested on an accelerated basis if Mr. Cohrs terminated employment without cause or for good reason on December 31, 2014 and, in either case, such termination occurred within 60 days prior to or eighteen months after a change in control of us. The 2014 PSUs, 2013 PSUs and 2012 PSUs would be deemed attained based on actual performance as of the date of the change in control. The threshold level of performance criteria applicable to the 2014 PSUs, 2013 PSUs and 2012 PSUs had not been attained as of December 31, 2014, and, accordingly, none of the unvested 2014 PSUs, 2013 PSUs and 2012 PSUs would have vested on an accelerated basis.
(13)	Value of 2014 Phantom Units, 2013 Phantom Units and 2012 Phantom Units determined by multiplying the number of accelerating RNP units by the fair market value of RNP’s common unit on December 31, 2014 ($10.51).
(14)	Represents the aggregate value of 7,554 unvested 2014 Phantom Units, 5,036 unvested 2013 Phantom Units and 800 unvested 2012 Phantom Units held by Mr. Cohrs that would have vested on an accelerated basis upon Mr. Cohrs’ termination due to death or disability on December 31, 2014.
(15)	Represents the aggregate value of 7,554 unvested 2014 Phantom Units, 5,036 unvested 2013 Phantom Units and 800 unvested 2012 Phantom Units held by Mr. Cohrs that would have vested on an accelerated basis if Mr. Cohrs terminated employment without cause or for good reason on December 31, 2014, in either case, such termination occurred within 60 days prior to or within eighteen months after a change in control.
(16)	As of December 31, 2014, no excise taxes would have been imposed by Section 4999 of the Internal Revenue Code on the relevant payments and benefits, meaning that no gross-up obligations would have applied. Accordingly, no gross-up amounts are included in these figures.
(17)	Represents the aggregate value of 63,872 unvested 2013 RSUs, 170,213 unvested 2013 PSUs, 133,333 unvested 2013 Ebnet RSUs and 100,000 unvested 2012 Ebnet RSUs held by Mr. Ebnet that would have vested on an accelerated basis upon Mr. Ebnet’s termination due to death or disability on December 31, 2014. We have assumed for purposes of this calculation that we achieved target performance with respect to the 2013 PSUs on December 31, 2014.
(18)	Represents the aggregate value of 63,872 unvested 2013 RSUs, 133,333 unvested 2013 Ebnet RSUs and 100,000 unvested 2012 Ebnet RSUs that would have vested on an accelerated basis if Mr. Ebnet terminated employment without cause or for good reason on December 31, 2014 and, in either case, such termination occurred within eighteen months after a change in control of us. The 2014 PSUs and 2013 PSUs would be deemed attained based on actual performance as of the date of the change in control. The threshold level of performance criteria applicable to the 2014 PSUs and 2013 PSUs had not been attained as of December 31, 2014, and, accordingly, none of the unvested 2014 PSUs and 2013 PSUs would have vested on an accelerated basis.
(19)	Represents the aggregate value of 31,936 unvested 2013 RSUs, 170,213 unvested 2013 PSUs, 7,395 unvested 2012 RSUs and 116,205 unvested 2012 PSUs held by Mr. Morris that would have vested on an accelerated basis upon Mr. Morris’ termination due to death or disability on December 31, 2014. We have assumed for purposes of this calculation that we achieved target performance with respect to the 2013 PSUs and 2012 PSUs on December 31, 2014.
(20)	Represents the aggregate value of 31,936 unvested 2013 RSUs and 7,395 unvested 2012 RSUs that would have vested on an accelerated basis if Mr. Morris terminated employment without cause or for good reason on December 31, 2014 and, in either case, such termination occurred within 60 days prior to or eighteen months after a change in control of us. The 2014 PSUs, 2013 PSUs and 2012 PSUs would be deemed attained based on actual performance as of the date of the change in control. The threshold level of performance criteria applicable to the 2014 PSUs, 2013 PSUs and 2012 PSUs had not been attained as of December 31, 2014, and, accordingly, none of the unvested 2014 PSUs, 2013 PSUs and 2012 PSUs would have vested on an accelerated basis.
(21)	Represents the aggregate value of 4,648 unvested 2014 Phantom Units, 3,099 unvested 2013 Phantom Units and 560 unvested 2012 Phantom Units held by Mr. Morris that would have vested on an accelerated basis upon Mr. Morris’ termination due to death or disability on December 31, 2014.
(22)	Represents the aggregate value of 4,648 unvested 2014 Phantom Units, 3,099 unvested 2013 Phantom Units and 560 unvested 2012 Phantom Units held by Mr. Morris that would have vested on an accelerated basis if Mr. Morris terminated employment without cause or for good reason on December 31, 2014, in either case, such termination occurred within 60 days prior to or within eighteen months after a change in control.
(23)	Represents the aggregate value of 29,012 unvested 2013 RSUs, 40,089 unvested 2013 PSUs, 7,335 unvested 2012 RSUs and 27,173 unvested 2012 PSUs held by Mr. Spain that would have vested on an accelerated basis upon Mr. Spain’s termination due to death or disability on December 31, 2014. We have assumed for purposes of this calculation that we achieved target performance with respect to the 2013 PSUs and 2012 PSUs on December 31, 2014.
(24)	Represents the aggregate value of 29,012 unvested 2013 RSUs and 7,335 unvested 2012 RSUs that would have vested on an accelerated basis if Mr. Spain terminated employment without cause or for good reason on December 31, 2014 and, in either case, such termination occurred within 60 days prior to or eighteen months after a change in control of us. The 2014 PSUs, 2013 PSUs and 2012 PSUs would be deemed attained based on actual performance as of the date of the change in control. The threshold level of performance criteria applicable to the 2014 PSUs, 2013 PSUs and 2012 PSUs had not been attained as of December 31, 2014, and, accordingly, none of the unvested 2014 PSUs, 2013 PSUs and 2012 PSUs would have vested on an accelerated basis.
(25)	Represents the aggregate value of 1,877 unvested 2014 Phantom Units, 1,252 unvested 2013 Phantom Units and 658 unvested 2012 Phantom Units held by Mr. Spain that would have vested on an accelerated basis upon Mr. Spain’s termination due to death or disability on December 31, 2014.
(26)	Represents the aggregate value of 1,877 unvested 2014 Phantom Units, 1,252 unvested 2013 Phantom Units and 658 unvested 2012 Phantom Units held by Mr. Spain that would have vested on an accelerated basis if Mr. Spain terminated employment without cause or for good reason on December 31, 2014, in either case, such termination occurred within 60 days prior to or within eighteen months after a change in control.

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Director Compensation

The following table sets forth compensation information with respect to our non-employee directors during 2014.

Name	Fees Earned ($)	Stock Awards ($) (1)(2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Michael S. Burke	$16,250	$156,549	$—	—	—	—	$172,799
General Wesley K. Clark	$11,875	$134,674	$—	—	—	—	$146,549
Patrick J. Moore (4)	$—	$133,035	$—	—	—	—	$133,035
Douglas I. Ostrover (5)	$—	$—	$—	—	—	—	$—
Michael F. Ray (6)	$11,875	$11,875	$—	—	—	—	$23,750
Ronald M. Sega	$12,500	$137,800	$—	—	—	—	$150,300
Edward M. Stern	$15,625	$162,798	$—	—	—	—	$178,423
Halbert S. Washburn	$18,125	$175,301	$—	—	—	—	$193,426
John A. Williams	$10,000	$140,736	$—	—	—	—	$141,736
Dennis L. Yakobson (6)(7)	$22,500	$10,000	$—	—	—	—	$32,500

(1)	Amounts reflect the full grant-date fair value of the 2014 stock grants and 2014 restricted stock unit awards, calculated in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all awards made to non-employee directors in Note 18 to our consolidated financial statements in Part II—Item 8 “Financial Statements and Supplementary Data” to our Annual Report.
(2)	The number of RSUs held by Messrs. Burke, Clark, Moore, Sega, Stern, Washburn and Williams as of December 31, 2014 was 22,948, 19,462, 19,462, 19,960, 23,944, 25,937 and 20,458, respectively.
(3)	The options held by Messrs. Burke, Clark, Moore, Sega, Stern, Washburn and Williams as of December 31, 2014 covered 44,616, 21,501, 20,000, 44,616, 21,501, 44,616 and 28,490 shares, respectively.
(4)	Mr. Moore left the Board in April 2015.
(5)	Mr. Ostrover has elected not to be compensated for his participation on the board of Rentech.
(6)	Messrs. Ray and Yakobson left the Board in April 2014.
(7)	Includes consulting fees of $12,500.

Directors who are our employees do not receive additional compensation for their services on the Board, except that Mr. Forman received compensation for director services provided to RNP during 2014 prior to becoming our Chief Executive Officer on December 9, 2014.

All-Equity Director Compensation Program

Since April 1, 2014, non-employee directors have received no cash compensation for their services on our Board; instead pursuant to Rentech’s director compensation program, all annual retainer fees and committee fees have been paid to our non-employee directors in the form of restricted stock or deferred stock units. The all-equity director compensation program was established to further align the interests of our non-employee directors with those of the Company’s shareholders.

Under the program, each newly elected non-employee member of our Board is granted a fully-vested option to purchase 20,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the date of grant and a term of five years following the date of grant. Each non-employee director serving immediately following our annual meeting of shareholders also is granted (i) a number of shares of our fully vested Common Stock or deferred stock units (as elected by the applicable director) obtained by dividing $50,000 by the fair market value of our Common Stock on the date of grant, rounded up to the nearest 100 shares, and (ii) an RSU or deferred stock unit grant (as elected by the applicable director) obtained by dividing $25,000 by the fair market value of our Common Stock on the date of grant, rounded up to the nearest 100 shares, vesting on the earlier of the one year anniversary of the date of grant and our annual meeting of shareholders, subject to the director’s continued service on our Board through such date.

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Each director also receives an annual equity award of either restricted stock or deferred stock units that has a value equal to the sum of the director’s aggregate compensation for chairing or participating on committees of our Board and for service as a member of our Board during the applicable year (pro-rated for any partial year), as follows:

Board Service
Annual Retainer:	$40,000
Chairman of the Board Additional Annual Retainer:	$25,000
Committee Service
Audit Committee:
Chair Annual Fee:	$17,500
Committee Member (Non-Chair) Fee:	$7,500
Compensation Committee:
Chair Annual Fee:	$17,500
Committee Member (Non-Chair) Fee:	$7,500
Finance Committee:
Committee Member Fee:	$7,500
Nominating Committee:
Chair Annual Fee:	$10,000
Committee Member (Non-Chair) Fee:	$5,000

Each director’s annual equity award will be in the form of restricted stock or deferred stock units, as elected by the applicable director pursuant to the terms and conditions of our director compensation program, and will vest in quarterly installments over a one-year period.

Prior to the adoption of our all-equity director compensation program, our non-employee directors were generally entitled to receive the same levels of compensation for their services on our Board, but such compensation was paid as a mix of both cash and equity awards and our directors were not eligible to make deferral elections with respect to their equity awards.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred in their capacity as directors. No additional fees are paid to directors for attendance at our Board or committee meetings.

Compensation Committee Interlocks and Insider Participation

During 2014, the following individuals served as members of the Compensation Committee: Michael S. Burke, Edward M. Stern, and Halbert S. Washburn. None of these individuals has ever served as our officer or employee or an officer or employee of any of our subsidiaries. None of our executive officers has served as a director or member of the compensation committee of another entity at which an executive officer of such entity is also one of our directors.

Compensation Risk Assessment

We have assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on us. In reaching our conclusion, we considered the following elements of our compensation plans and policies:

•	The mix of fixed (base salary) and variable (cash annual incentive and equity) compensation, including short-term (cash annual incentive) and long-term (equity) incentives, reduces the significance of any one particular compensation component;

•	The mix of various types of equity awards (including RSUs and PSUs) which have different vesting provisions that are based on a variety of factors including stock performance, accomplishment of commercial milestones and time vesting, so that no single event drives long-term compensation;

•	The fact that all of our equity awards vest over time (in addition to performance vesting in some circumstances), typically three years, encouraging a long-term view by recipients;

•	The fact that the Compensation Committee oversees our equity plans and incentive based bonus awards and has the discretion to reduce or eliminate bonuses based on performance;

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•	Our formal performance evaluation approach based on quantitative and qualitative performance is used company-wide setting cash and equity incentives;

•	We have adopted a clawback policy pursuant to which, in the event of an accounting restatement due to material non-compliance with any financial reporting requirements under the securities law, we will be entitled (but not required) to recoup from executive officers all cash bonuses and all contingent equity that would not have been paid if performance had been measured in accordance with the restated financials. This policy only applies to incentives paid or granted, as applicable, (i) within three years of the date that the accounting restatement is required and (ii) on or after January 1, 2013; and

•	We have adopted stock ownership guidelines for our executives officers and non-employee directors, pursuant to which they must accumulate and hold equity of the Company valued at three times (3x) (or six times (6x) in the case of our Chief Executive Officer) their annual base salary (with respect to our executive officers) or their annual cash retainer (with respect to our non-employee directors) within the earlier of (i) five years after the adoption of these guidelines or (ii) five years after becoming an executive officer of the Company (with respect to our executive officers) or five years after joining our Board (with respect to our non-employee directors). If, after the five year period set forth above, an individual fails to satisfy the above ownership requirements, then he or she will be required to retain 100% of any of our shares acquired through stock option exercise or vesting of any performance stock units, restricted stock units and restricted stock awards (net of shares sold or withheld to satisfy taxes and, in the case of stock options, the exercise price) until such time that he or she meets the ownership requirements.

Audit Committee and Audit Committee Financial Expert

Our Board has a standing Audit Committee. Our Board has determined that each member of the Audit Committee is “independent” within the meaning of the rules of the SEC and NASDAQ.

The charter of our Audit Committee is available on the Corporate Governance section of our website at http://www.rentechinc.com. Our Board regularly reviews developments in corporate governance and modifies the charter as warranted. Modifications are reflected on our website at the address previously given. Information contained on our website is not incorporated into and does not constitute a part of this Proxy Statement. Our website address referenced above is intended to be an inactive textual reference only and not an active hyperlink to the website.

The Audit Committee has been delegated responsibility for reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors’ fees; and recommending the engagement of the auditors to our full Board.

The Audit Committee consists of Mr. Burke, Mr. Clark and Mr. Williams. Our Board has determined that Mr. Burke, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of the Company’s internal audit function and independent auditor. Management is responsible for the financial reporting process, including the Company’s system of internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the Company’s audited financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements for the year ended December 31, 2014 and PricewaterhouseCoopers LLP’s evaluation of the company’s internal control over financial reporting. The committee has also discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed under PCAOB standards. PricewaterhouseCoopers LLP has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the Audit Committee concerning independence, and the committee has discussed with PricewaterhouseCoopers LLP that firm’s independence. The Audit Committee has concluded that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to Rentech and its affiliates is compatible with PricewaterhouseCoopers LLP’s independence.

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Based on these reviews and discussions, the committee recommended to the Board that the audited financial statements for the year ended December 31, 2014 be included in our Annual Report.

The reports and opinions of PricewaterhouseCoopers LLP are filed separately in our Annual Report, and they should be read in conjunction with the information contained in this section of the Proxy Statement and the review of the audited financial statements.

AUDIT COMMITTEE

Michael S. Burke, Chairman

Wesley K. Clark

John A. Williams

In accordance with the rules and regulations of the SEC, neither the report of the Audit Committee nor the report of the Compensation Committee appearing in this Proxy Statement will be deemed to be soliciting material or to be filed with the SEC or subject to Regulations 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act, and will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Securities Act, or any filing under the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

Nominating and Corporate Governance Committee and Shareholder Communications

The Nominating and Corporate Governance Committee currently consists of Mr. Sega, Mr. Stern and Mr. Williams. The Nominating and Corporate Governance Committee’s primary duties include making recommendations to the Board regarding composition of the Board, recruitment of new directors, and performance of the Board. The committee’s policy is to identify and consider candidates for election as directors, including candidates recommended by our security holders. To submit recommendations to the Board with suggestions for election, or to send communications to the Board about other corporate matters, security holders may write to the Chairman of the Board or to any one or more individual directors at our address given on the first page of this Proxy Statement.

In considering suggestions for nominations, the committee will review the composition of the Board in relation to our efforts to maintain effective corporate governance practices. The committee will consider our business plan, the perspective of its security holders, and applicable regulations regarding the duties and qualifications of directors. In consultation with the Chairman of the Board, the committee will evaluate candidates against the qualifications that the committee expects to develop, conduct appropriate verifications of the background of candidates, interview selected candidates, identify potential conflicts of interest, and present the candidates who have been suggested to the full Board, with the committee’s recommendations for nominations.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business. When considering a potential director candidate, the Nominating and Corporate Governance Committee evaluates the entirety of each candidate’s experience and qualifications. The Nominating and Corporate Governance Committee looks for personal and professional integrity, demonstrated ability and judgment and business experience.

The Nominating and Corporate Governance Committee will consider shareholder recommendations of candidates on the same basis as it considers all other candidates. To be considered by the Nominating and Corporate Governance Committee, suggestions by security holders must be submitted before our fiscal year-end, and must be accompanied by a description of the qualifications of the proposed candidate and a written statement by the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. The committee may require that the proposed nominee furnish other information as it may reasonably request to assist in determining the qualifications of the proposed nominee to serve as a director. This restriction on eligibility is removed after the action or proceeding is finally resolved.

The Nominating and Corporate Governance Committee requires all candidates to complete a prospective director questionnaire, provide a current curriculum vitae, and satisfy a credit and background check. In addition, the committee will conduct telephone and in-person meetings with all candidates. Factors the committee considers vital for all candidates include industry experience, management experience and public company experience.

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PROXY ITEM 1 ELECTION OF DIRECTORS

Transactions with Related Persons

Pursuant to its charter, the audit committee of the Board is responsible for reviewing and approving all related party transactions. While we do not have a formal written policy or procedure for the review, approval or ratification of related party transactions, the audit committee must review the material facts of any such transaction and approve that transaction on a case by case basis.

On February 12, 2015, Rentech entered into an Amendment No. 1 to the Subscription Agreement with funds managed by or affiliated with GSO Capital Partners LP pursuant to which certain rights and obligations of the original Subscription Agreement were amended. Also on February 12, 2015, Rentech Nitrogen Holdings, Inc., an indirect wholly-owned subsidiary of the Company, entered into an Amended and Restated Term Loan Credit Agreement with certain funds managed by or affiliated with GSO Capital Partners LP, as lenders, and Credit Suisse AG, Cayman Islands Branch, as administrative agent. GSO Capital Partners LP beneficially owns approximately 16.4% of our common stock on an as-converted basis as of March 31, 2015. See “Note 25—Subsequent Events” to the consolidated financial statements included in “Part II—Item 8. Financial Statements and Supplementary Data” of our Annual Report. These transactions were approved by our Board, including all of the members of the audit committee, with Messrs. Forman, Ostrover and Moore abstaining from the approval.

Code of Ethics

Rentech has adopted a Code of Business Conduct or Ethics that applies to Rentech’s directors, officers and employees. This code includes a special section entitled “Business Conduct and Ethics for Senior Financial Officers” which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of the Code of

Business Conduct or Ethics was filed as an exhibit to Rentech’s annual report on Form 10-K for the fiscal year ended September 30, 2008 and is available on the Corporate Governance Section of our website at www.rentechinc.com. Our website address referenced above is not intended to be an active hyperlink, and the contents of our website shall not be deemed to be incorporated herein.

Independent Certified Public Accountants

The Board has selected PricewaterhouseCoopers LLP as our independent certified public accountants for the fiscal year ending December 31, 2015. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in us nor any connection with us in any capacity otherwise than as independent accountants.

A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of shareholders to answer appropriate questions and will be afforded an opportunity to make a statement regarding the financial statements.

Principal Accountant Fees and Services

The following table presents fees billed and expected to be billed for audit fees, audit-related fees, tax fees and other services rendered by PricewaterhouseCoopers LLC for the years ended December 31, 2014 and 2013.

	For the Years Ended December 31,
	2014	2013
Audit Fees (1)	$2,418,600	$1,715,000
Audit-Related Fees (2)	41,000	399,800
Tax Fees (3)	497,800	435,000
All Other Fees	—	—
Total	$2,957,400	$2,549,800

(1)	Represents the aggregate fees billed and expected to be billed for professional services rendered for the audit of Rentech’s and RNP’s consolidated financial statements for the years ended December 31, 2014 and 2013, and for the audit of Rentech’s and RNP’s internal control over financial reporting and reviews of the financial statements included in Rentech’s and RNP’s quarterly reports on Form 10-Q, assistance with Securities Act filings and related matters, consents issued in connection with Securities Act filings, and consultations on financial accounting and reporting standards arising during the course of the audit for the years ended December 31, 2014 and 2013.

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(2)	Represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Rentech’s and RNP’s consolidated financial statements, and are not reported as Audit Fees.
(3)	Represents the aggregate fees billed and expected to be billed for Rentech’s 2014 and 2013 tax return and tax consultation regarding various issues including property and sales tax issues, research and development credits and RNP’s structure.

The Audit Committee is required to pre-approve all audit services and non-audit services (other than de minimis non-audit services as defined by the Sarbanes-Oxley Act of 2002) to be provided by our independent registered public accounting firm. Non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP were compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee pre-approved all fees incurred in the years ended December 31, 2014 and 2013.

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PROXY ITEM 2 PLAN AMENDMENT PROPOSAL

PLAN AMENDMENT PROPOSAL

(Proxy Item 2)

Amendment of the Tax Benefit Preservation Plan

Rentech has generated significant net operating losses, or NOLs. For federal and state income tax purposes, we may “carry forward” NOLs in certain circumstances to offset current and future taxable income, which will reduce future federal and state income tax liability, subject to certain requirements and restrictions. However, if we were to experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code, our ability to utilize these NOLs to offset future taxable income could be significantly limited. Generally, an “ownership change” would occur if the percentage of our stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period. As of December 31, 2014, we had approximately $176.7 million of federal tax NOL carryforwards.

Believing that it is in the best interests of the Company and its shareholders to put measures in place which are intended to protect the value of our NOLs, the Board, after careful consideration, approved and adopted the Tax Benefit Preservation Plan on August 5, 2011. By adopting the Tax Benefit Preservation Plan, the Board of Directors sought to increase shareholder value by attempting to preserve our ability to carry forward our NOLs and reduce our future income tax liability. The Tax Benefit Preservation Plan was subsequently approved by the Company’s shareholders on June 5, 2012. On August 1, 2014, the Company entered into an amendment to the Tax Benefit Preservation Plan (the “Plan Amendment”), primarily to extend the final expiration date of the preferred stock purchase rights contained therein (the “Rights”) from August 5, 2014 to August 4, 2017, subject to shareholder approval at the 2015 Annual Meeting.

The Tax Benefit Preservation Plan is intended to act as a deterrent to any person’s acquisition of 4.99% or more of the outstanding shares of our Common Stock, par value $0.0001 per share, or any existing 4.99% or greater holder’s acquisition of more than an additional 1% of our then outstanding Common Stock, in each case, without the approval of the Board of Directors, and thus to mitigate the threat that stock ownership changes present to our NOL asset. The Tax Benefit Preservation Plan includes procedures whereby the Board of Directors will consider requests to exempt certain acquisitions of our Common Stock from the applicable ownership trigger if the Board of Directors determines that the acquisition will not limit or impair the availability of the NOLs to the Company.

Pursuant to the Plan Amendment, the Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) August 4, 2017, subject to the Company’s right to extend such date, (ii) the first business day following the 2015 annual shareholder meeting, if shareholder approval of the Plan Amendment has not been obtained by that date, or (iii) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Internal Revenue Code, or that an ownership change under Section 382 of the Internal Revenue Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

The following description of the Tax Benefit Preservation Plan and the Plan Amendment is qualified in its entirety by reference to the text of the Tax Benefit Preservation Plan, which can be found in the accompanying Appendix A, and the text of the Plan Amendment, which can be found in the accompanying Appendix B. Please read each of the Tax Benefit Preservation Plan and the Plan Amendment in its entirety, as the discussion below is only a summary.

Description of the Tax Benefit Preservation Plan

Dividend of Preferred Stock Purchase Rights

In connection with its adoption of the Tax Benefit Preservation Plan, the Board of Directors declared a dividend of one Right for each share of our Common Stock outstanding at the close of business on August 19, 2011, or the Plan Record Date. Each Right will entitle the registered holder, after the Rights become exercisable and until expiration, to purchase from us one ten-thousandth of a share of our Series D Junior Participating Preferred Stock, par value $10.00 per share, or the Preferred Stock, at a price of $3.75 per one ten-thousandth of a share of Preferred Stock, subject to certain anti-dilution adjustments, or the Purchase Price.

One Right was distributed to our stockholders for each share of our Common Stock owned of record by them at the close of business on August 19, 2011. As long as the Rights are attached to our Common Stock, we will issue one Right with each new share of Common Stock so that all such shares will

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have attached Rights. We have reserved 45,000 shares of Preferred Stock for issuance upon exercise of the Rights.

Transfer, “Flip In” and Exercise of Purchase Rights

Until the earlier to occur of (i) the close of business on the tenth business day following a public announcement that a person or group has acquired, or obtained the right to acquire, Beneficial Ownership (as used herein, the phrase “Beneficial Ownership” and like phrases have the meanings set forth in the Tax Benefit Preservation Plan) of 4.99% or more of our outstanding Common Stock, or an Acquiring Person, or (ii) the close of business on the tenth business day following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a person or group of 4.99% or more of our outstanding Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to certificates representing our Common Stock outstanding as of the Plan Record Date, by such certificates representing our Common Stock, or, with respect to uncertificated shares of our Common Stock registered in book entry form, by notation in book entry, in either case, together with a copy of the Summary of Rights attached as Exhibit C to the Tax Benefit Preservation Plan. The Board of Directors can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be Beneficially Owned by all persons treated as the same entity for purposes of Section 382 of the Internal Revenue Code.

The Tax Benefit Preservation Plan provides that any person who Beneficially Owned 4.99% or more of our Common Stock outstanding as of the first public announcement of the adoption of the Tax Benefit Preservation Plan, or an Existing Holder, shall not be deemed to be an “Acquiring Person” for purposes of the Tax Benefit Preservation Plan unless the Existing Holder becomes the Beneficial Owner of (x) a percentage of our Common Stock then outstanding that is greater than 1% more than the aggregate percentage of our outstanding Common Stock that such Existing Holder Beneficially Owns as of the date of the Tax Benefit Preservation Plan or (y) less than 4.99% of our Common Stock then outstanding (after which, if the Existing Holder becomes the Beneficial Owner of 4.99% or more of our Common Stock then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”).

The Rights will be transferred only with our Common Stock until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate certificates evidencing the Rights, or Rights Certificates, will be mailed to holders of record of our Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights do not have any voting rights.

Rights and Preferences of Preferred Stock

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment equal to the greater of (i) $1.00 or (ii) 10,000 times the dividend, if any, declared per share of our Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 10,000 times the payment made per share of our Common Stock. Each share of Preferred Stock will have 10,000 votes and will vote together with our Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 10,000 times the amount received per share of our Common Stock. The Preferred Stock will not be redeemable. The Rights are protected by customary anti-dilution provisions.

The Purchase Price payable, and the number of one ten-thousandths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of our average net income per share for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in shares of Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

Until a Right is exercised, the holder of a Right, as such, will have no rights as a stockholder of the Company other than the rights such holder has as a result of its ownership of our Common Stock.

Merger, Exchange or Redemption of Purchase Rights

In the event that a person becomes an Acquiring Person or if we were the surviving corporation in a merger with an Acquiring Person and shares of the our Common Stock were not changed or exchanged in such merger, each holder of a Right, other than Rights that are or were acquired or

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Beneficially Owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise the number of shares of our Common Stock having a market value of two times the then current Purchase Price of one Right. In the event that, after a person has become an Acquiring Person, we were acquired in a merger or other business combination transaction or more than 50% of our assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, the number of shares of Common Stock of the acquiring company that at the time of such transaction would have a market value of two times the then current Purchase Price of one Right.

At any time after a person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of our then outstanding Common Stock, the Board of Directors may cause us to exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, for shares of our Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

The Rights may be redeemed in whole, but not in part, at a price of $0.0001 per Right, or the Redemption Price, by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment of Plan

Any of the provisions of the Tax Benefit Preservation Plan may be amended by the Board of Directors for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Tax Benefit Preservation Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person).

Description of the Plan Amendment

The Plan Amendment was entered into by the Company primarily to extend the final expiration date of the Rights from August 5, 2014 to August 4, 2017. Pursuant to the Plan Amendment, the Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) August 4, 2017, subject to the Company’s right to extend such date, (ii) the first business day following the 2015 annual shareholder meeting, if shareholder approval of the Tax Benefit Preservation Plan has not been obtained by that date, or (iii) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Internal Revenue Code, or that an ownership change under Section 382 of the Internal Revenue Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes. As a result, if Proxy Item 2 is not approved by the Company’s shareholders at the annual meeting, then the Tax Benefit Preservation Plan will expire no later than the first business day following the annual meeting.

Certain Considerations Related to the Adoption of the Plan Amendment

The Board of Directors believes that continuing to attempt to protect our NOLs as described above by approving the Plan Amendment is in our and our shareholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefit Preservation Plan is amended pursuant to the terms of the Plan Amendment. Please consider the items discussed below in voting on Proxy Item 2.

Value of NOLs

The Internal Revenue Service, or the IRS, has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of the provisions of Section 382 of the Internal Revenue Code and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefit Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefit Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot provide assurance that it would prevent all transfers of our Common Stock that could result in such an ownership change.

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Anti-Takeover Effect

The reason the Board of Directors adopted the Tax Benefit Preservation Plan is to preserve the long-term value of our NOLs. While the Tax Benefit Preservation Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the Tax Benefit Preservation Plan may serve as a deterrent to a merger, tender offer or proxy contest involving our Common Stock.

Vote Required

Proposal 2 will be approved if a majority of those shares present and entitled to vote on this proposal vote in favor of the proposal. Any abstentions will count as votes against this proposal. Any broker non-votes will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote. You may vote “FOR” or “AGAINST” or abstain from voting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE TAX BENEFIT PRESERVATION PLAN.

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PROXY ITEM 3 REVERSE STOCK SPLIT PROPOSAL

REVERSE STOCK SPLIT PROPOSAL

(Proxy Item 3)

The Board of Directors has adopted resolutions recommending that the shareholders approve an amendment to the Company’s current Articles of Incorporation to effect the Reverse Stock Split of our issued and outstanding Common Stock (the “Reverse Split Amendment”).

The form of the Reverse Split Amendment is set forth on Annex C (subject to any changes required by applicable law). If approved by our shareholders, the Reverse Stock Split Proposal would permit (but not require) our Board to effect a Reverse Stock Split of our issued and outstanding Common Stock at any time prior to June 17, 2016 (the one year anniversary of the 2015 Annual Meeting) by a ratio of not less than 1-for-10 and not more than 1-for-15, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders. In determining a ratio, if any, following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	the listing requirements of various stock exchanges;
•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

At any time prior to June 17, 2016, our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If the number of “pre-split” shares of our Common Stock is not evenly divisible by the designated Reverse Stock Split ratio number, the Company will make cash payments in U.S. dollars in lieu of issuing any fractional shares.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Board is proposing the Reverse Stock Split in order to decrease the number of shares of Common Stock outstanding and increase the market price of the Company’s shares.

The Board considered a number of factors in reaching its decision to recommend the Reverse Stock Split, including: (i) the impact that a low price per share potentially has on the attractiveness of our stock to broad range of institutional and other investors — our closing stock price on March 31, 2015, was $1.12 per share; (ii) the fact that certain institutional investors, such as mutual funds or pension plans, have policies or procedures that discourage or prohibit acquisitions of shares priced at less than $5.00 per share; and (iii) the fact that brokerage commissions on stock with a low trading price per share generally represent a higher percentage of the stock price than commissions on higher priced stock per share, investors in stocks with a low trading price per share pay transaction costs (commissions, markups, or markdowns) at a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock. Each of these factors could weaken the market for the Company’s Common Stock. We believe that the Reverse Stock Split will make our Common

Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock. In addition, NASDAQ requires, among other items, maintenance of a continued price of at least $1.00 per share following initial listing, and reducing the number of outstanding shares of Common Stock should, absent other factors, increase the per share market price of Common Stock, although the Company cannot provide any assurance that the minimum bid price would continue to be achieved following any Reverse Stock Split.

Implementing a Reverse Stock Split is intended to increase the per share market price of our Common Stock, however, other factors, such as financial results and market conditions, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of Common Stock will increase proportionately following the Reverse Stock Split, or that the market price of Common Stock will not decrease in the future. Accordingly, the total market capitalization of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Additionally, if implemented, the Reverse Stock Split

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may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock, particularly as the ratio for the Reverse Stock Split increases. “Odd lots” may be more difficult to sell, or require greater transaction costs per share to sell, than shares held in “round lots” of even multiples of 100 shares.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon our Board determining to effect the Reverse Stock Split (the “Effective Time”) at any time prior to June 16, 2017. The exact timing will be determined by our Board based on its evaluation as to when such action would be the most advantageous to the Company and our shareholders. In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of ten and a maximum of 15 shares of our existing Common Stock will be combined into each new share of Common Stock. As of the Record Date, we had 450,000,000 shares of Common Stock authorized, of which

229,384,950 shares were issued and outstanding. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock that would result from hypothetical Reverse Stock Split ratios within the prescribed range:

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-10	22,938,495
1-for-11	20,853,177
1-for-12	19,115,413
1-for-13	17,644,996
1-for-14	16,384,639
1-for-15	15,292,330

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any of our shareholder’s percentage ownership interest in the Company, except that if the number of “pre-split” shares of our Common Stock is not evenly divisible by the designated Reverse Stock Split ratio number, the Company will make cash payments in U.S. dollars in lieu of issuing any fractional shares. In addition, the Reverse Stock Split will not affect any of our shareholder’s proportionate voting power (subject to the treatment of fractional shares). There were approximately 419 beneficial owners of our Common Stock as of the Record Date. We do not expect the Reverse Stock Split to cause a significant change in the number of beneficial owners of our Common Stock.

Since the implementation of the Reverse Stock Split would result in an increased number of authorized shares of

Common Stock available for issuance under our current Articles of Incorporation, we are also proposing that our shareholders approve an amendment to our Articles of Incorporation that would decrease the total number of authorized shares of Common Stock. Such an amendment, which is included herein as Proposal 4, would only become effective if our shareholders also approve the Reverse Stock Split. The risks to the Company associated with the increase in authorized shares triggered by the Reverse Stock Split if Proposal 4 is not approved include:

•	The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.

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PROXY ITEM 3 REVERSE STOCK SPLIT PROPOSAL

•	Additional shares could be issued following the Reverse Stock Split to certain persons allied with the Company’s management that could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Reverse Stock Split is not being presented with the intent that it be utilized as a type of anti- takeover device. Notwithstanding the above, if Proposal 4 is adopted, none of the above effects will occur and the authorized and unissued shares will proportionately be the same as existed prior to the Reverse Stock Split.

The Board does not intend for the Reverse Stock Split nor the Authorized Shares Amendment to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our Common Stock will continue to be listed on the NASDAQ Stock Market under the symbol “RTK”.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. Except for potential fees with respect to lost Old Certificates, no shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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PROXY ITEM 3 REVERSE STOCK SPLIT PROPOSAL

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share resulting from the Reverse Stock Split because the shareholder owns a number of shares not evenly divisible by the exchange ratio will be cancelled, with the holder to receive cash in lieu of the fractional share. The cash amount to be paid to each shareholder will be equal to the resulting fractional interest in one share of our Common Stock to which the shareholder would otherwise be entitled, multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the Reverse Stock Split. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock (including the Rights issued under the Tax Benefit Preservation Plan). This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our Common Stock. As a result, as of the Effective Time, the stated capital attributable to our Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be increased by an offsetting amount. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. Since we do not expect the Reverse Stock Split to significantly affect the number of beneficial owners of our Common Stock, we do not expect the Reverse Stock Split to affect the total stockholders’ equity in the Company as reflected on the financial statements of the Company, except to change the number of issued and outstanding shares of capital stock.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to U.S. Holders (as defined below) of our Common Stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.

This discussion is limited to holders that hold our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax on net

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PROXY ITEM 3 REVERSE STOCK SPLIT PROPOSAL

investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•	persons that are not U.S. Holders (as defined below);

•	persons subject to the alternative minimum tax;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies, and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

•	persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and all substantial decisions of which are under the control of one of more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share of our Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our Common Stock surrendered exceeded one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split. Certain U.S. Holders are exempt from backup withholding, including corporations and certain tax-

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PROXY ITEM 3 REVERSE STOCK SPLIT PROPOSAL

exempt organizations. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder:

•	fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•	furnishes an incorrect taxpayer identification number;

•	is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or
•	fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Dissenters’ Rights

If the number of “pre-split” shares of our Common Stock is not evenly divisible by the designated Reverse Stock Split ratio number, the Company will not issue any fractional shares and will instead pay any shareholder entitled to any fractional interest so created the value of such fractional interest in cash. Pursuant to Colorado Revised Statutes 7-113-102, shareholders who will be cashed out as a result of the Reverse Stock Split (those entitled to receive less than one share after the Reverse Stock Split) are entitled to dissent and demand payment of fair value for their shares. We will provide to any shareholder seeking to dissent all of the necessary documents required for that purpose upon request to us at (310) 571-9800. We do not expect to receive any requests by dissenters as the cash settlement for any fractional interests will be based on the market value of our Common Stock.

To exercise the right to dissent, (1) a shareholder (“Dissenting Shareholder”) must provide written notice to us of his or her intent to demand payment for his or her shares before the vote is taken at the Annual Meeting on Proposal 3, (2) the Dissenting Shareholder must not vote in favor of Proposal 3 at the Annual Meeting, and (3) the Dissenting Shareholder must comply with the other provisions of Colorado Revised Statutes 7-113-101 – 302 (the “Colorado Dissenters’ Rights Statute”). A failure by a Dissenting Shareholder to not vote against Proposal 3 will not constitute a waiver of his or her dissenter’s rights, but a vote against Proposal 3 does not satisfy the written notice of demand for payment which must be provided to the Company before the vote is taken at the Annual Meeting. If shareholder approval is obtained and the Reverse Stock Split is effected, we will provide written notice of the transaction to the Dissenting Shareholder along with an explanation of the procedures for the Dissenting Shareholder to demand payment and deliver his or her Common Stock to us. The Dissenting Shareholder must then comply with the procedures under the Colorado Dissenters’ Rights Statute to preserve the dissenter’s rights. If a Dissenting Shareholder is dissatisfied with the payment or offer, the Dissenting Shareholder is entitled to follow the procedures in the Colorado Dissenter’s Rights Statute. The foregoing discussion of the law relating to dissenters’ rights is not a complete statement of such rights and is qualified in its entirety by reference to the Colorado Dissenters’ Rights Statute.

SHAREHOLDERS SHOULD CONSULT THEIR OWN LEGAL ADVISORS AS TO THEIR DISSENTERS’ RIGHTS AND THE EFFECT OF THE CONTEMPLATED REVERSE STOCK SPLIT UNDER APPLICABLE FEDERAL AND STATE LAWS.

Vote Required

Proposal 3 will be approved if a majority of those shares entitled to vote on the proposal vote in favor of the proposal. Abstentions and broker non-votes will have the same impact as a vote against Proposal 3. You may vote “FOR” or “AGAINST” or abstain from voting.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT ARTICLES OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

RENTECH, INC.   ï  2015 Proxy Statement    53

PROXY ITEM 4 AUTHORIZED SHARE AMENDMENT PROPOSAL

AUTHORIZED SHARE AMENDMENT PROPOSAL

(Proxy Item 4)

Our Board has approved (subject to shareholder approval of and the Board effecting the Reverse Stock Split) an amendment to the Company’s current Articles of Incorporation to decrease the number of authorized shares of Common Stock from 450,000,000 to an amount equal to 450,000,000 divided by the number of shares being combined into one pursuant to the ratio determined by the Board in connection with the Reverse Stock Split, to be effective upon the filing of an amendment to the Company’s current Articles of Incorporation with the Secretary of State of Colorado in substantially the form attached hereto as Annex D.

Background and Reasons for the Authorized Share Amendment

As of the Record Date, we had (i) 450,000,000 shares of Common Stock authorized, of which 229,384,950 shares were issued and outstanding and (ii) 1,000,000 shares of preferred stock, $10.00 par value per share, authorized, of which 100,000 shares have been designated Series E Convertible Preferred Stock, 100,000 shares of which were issued and outstanding and convertible into 45,045,045 shares of Common Stock. The Authorized Share Amendment would decrease the number of shares of Common Stock that the Company is authorized to issue from 450,000,000 to the quotient of 450,000,000 and the number of shares of Common Stock being combined into one under the Reverse Stock Split pursuant to the ratio determined by the Board. The par value of Common Stock will not be affected by the amendment to the Company’s current Articles of Incorporation.

The terms of our Series E Preferred Stock, warrants, the 2006 Incentive Award Plan and the 2009 Incentive Award Plan require us to maintain a sufficient number of authorized shares of Common Stock to satisfy our obligations to issue Common Stock thereunder. These obligations are as follows:

•	The Series E Preferred Stock is convertible into up to 45,045,045 shares of Common Stock at a conversion price of $2.22 per share, subject to adjustment. In certain circumstances, the Series E Preferred Stock is redeemable for a price equal to the original issue price plus all accrued and unpaid dividends (including dividends accruing from the last dividend payment date).

•	As of March 31, 2015, a total of 1,250,000 shares of Common Stock were subject to outstanding warrants.

•	As of March 31, 2015, (i) a total of 1,239,077 shares of Common Stock were subject to outstanding awards under the 2006 Incentive Award Plan, and (ii) no shares of Common Stock were available for new award grants under the 2006 Incentive Award Plan.

•	As of March 31, 2015, (i) a total of 9,872,125 shares of Common Stock were subject to outstanding awards under the 2009 Incentive Award Plan, and (ii) a total of 12,021,797 shares of Common Stock were available for new award grants under the 2009 Incentive Award Plan.

Under the terms of our Tax Benefit Preservation Plan, after the Distribution Date and following the occurrence of a Trigger Event (as defined in the Tax Benefit Preservation Plan), the Company has agreed to reserve and keep available out of its authorized and unissued Common Stock (or other securities) the number of shares of Common Stock (and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights under the Tax Benefit Preservation Plan.

Further reasons for the amendment are described above under “Proposal 3 — Reverse Stock Split — Effect of the Reverse Stock Split on Holders of Outstanding Common Stock.”

Effects of the Decrease in Authorized Common Stock

The relative rights and limitations of the shares of our Common Stock will remain unchanged as a result of the decrease in our authorized shares.

The Board does not intend for the Authorized Share Amendment nor the Reverse Stock Split to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act of 1934.

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PROXY ITEM 4 AUTHORIZED SHARE AMENDMENT PROPOSAL

No Dissenters’ Rights

Under Colorado Revised Statutes, the Company’s shareholders are not entitled to dissenters’ rights in connection with this Proposal.

Vote Required

Proposal 4 will be approved if a majority of those shares entitled to vote on the proposal vote in favor of the proposal. Abstentions and broker non-votes will have the same impact as a vote against Proposal 4. You may vote “FOR” or “AGAINST” or abstain from voting.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CURRENT ARTICLES OF INCORPORATION TO DECREASE AUTHORIZED SHARES OF COMMON STOCK.

RENTECH, INC.   ï  2015 Proxy Statement    55

PROXY ITEM 5 AUDITOR RATIFICATION PROPOSAL

AUDITOR RATIFICATION PROPOSAL

(Proxy Item 5)

Proposal

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2015, and the Board has directed that management submit the selection of PricewaterhouseCoopers LLP for ratification by the shareholders at the annual meeting of shareholders. PricewaterhouseCoopers LLP has audited our financial statements since the fiscal year ended September 30, 2009. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain PricewaterhouseCoopers LLP in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

Vote Required

Proposal 5 will be approved if a majority of those shares present in person or represented by proxy and entitled to vote on the proposal vote in favor of the proposal. Any abstentions will count as votes against this proposal. You may vote “FOR” or “AGAINST” or abstain from voting.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSE COOPERS LLP AS RENTECH’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

56    RENTECH, INC.  ï   2015 Proxy Statement

OTHER BUSINESS

OTHER BUSINESS

Management does not know of any other matters to be brought before the annual meeting. If any other business items not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed form of proxy intend to vote such proxy in accordance with the Board’s recommendation on those matters.

ALL SHAREHOLDERS ARE URGED TO VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE COMPLETE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Colin M. Morris

Secretary

May 8, 2015

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58    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX A

Annex A

RIGHTS PLAN

EXECUTION VERSION

RENTECH, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

Tax Benefit Preservation Plan

Dated as of August 5, 2011

RENTECH, INC.   ï  2015 Proxy Statement    A-1

ANNEX A

TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of August 5, 2011 (this “Plan”), between RENTECH, INC., a Colorado corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A, a federally chartered trust company, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, the Board of Directors (the “Board”) of the Company has approved this Plan and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on August 19, 2011 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one ten-thousandth (subject to adjustment) of a share of Series D Junior Participating Preferred Stock, par value $10.00 per share (the “Preferred Stock”), of the Company having the rights, powers and preferences set forth in the form of Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 ;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use net operating losses and certain other tax attributes (collectively, “NOLs”) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views its NOLs as a highly valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

1.1. “Acquiring Person” shall mean any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall become the Beneficial Owner of (A) a percentage of the Common Stock of the Company then outstanding that is greater than 1% more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns as of the date hereof (such aggregate amount being the “Exempt Ownership Percentage”) or (B) less than 4.99% of the Common Stock of the Company then outstanding (after which time, if such Person shall be the Beneficial Owner of 4.99% or more of the Common Stock of the Company then outstanding, such Person shall be or become deemed an “Acquiring Person”). Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would

A-2    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX A

no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan.

1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1. which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “Beneficially Own” (w) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382 of the Code; (x) securities tendered pursuant to a tender or exchange offer made by such Person until such tendered securities are accepted for purchase or exchange; (y) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, or (z) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.2. which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or

1.3.3. of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, securities held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

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1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6. “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of, such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28 or Section 29.

1.8. “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding.

1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, and shall include any successor (by merger or otherwise) of any such entity.

1.10. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.11. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.12. “Stockholder Approval” shall mean the approval of this Plan by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) that are present in person or by proxy at a Stockholder Meeting and entitled to vote on the proposal to approve this Plan.

1.13. “Stockholder Meeting” shall mean a meeting of stockholders of the Company duly held in accordance with the Company’s Bylaws, as amended from time to time, the Company’s Amended and Restated Articles of Incorporation, as amended from time to time, and applicable law.

1.14. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.15. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

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1.16. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
common stock equivalent	11.1.3
Company	Preamble
current per share market price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
equivalent preferred stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exempt Ownership Percentage	1.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NOLs	Recitals
Original Rights	1.3.2
Plan	Preamble
Preferred Stock	Recitals
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Date	7.1
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Waiver Request	29

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 (ten) days prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

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Section 3. Issuance of Right Certificates.

3.1. Rights Evidenced by Stock Certificates. Until the earlier of (i) the close of business on the tenth (10 th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10 th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming the Beneficial Owner of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Section 7.1(vi) or Section 29 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2. Summary of Rights. On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person) at the address of such holder shown on the records of the Company. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock which become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between Rentech, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of August 5, 2011 as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry

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Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one ten-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one ten-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have duly executed and properly completed the certification contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or

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mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof duly executed and properly completed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on August 5, 2014 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the close of business on August 5, 2012, if Stockholder Approval has not been obtained by that date, or (vi) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

7.2. Purchase. The Purchase Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $3.75, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3. Payment Procedures. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification duly executed and properly completed, accompanied by payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been duly executed and properly completed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) as the Company shall reasonably request.

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Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the NYSE Amex or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE Amex or such other exchange or market upon official notice of issuance upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that

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if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1. Post-Execution Events.

11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person, (2) a transferee of any Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or transferees hereunder.

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From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights within the thirty (30) day period set forth above, such period may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Preferred Stock and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of equivalent preferred stock to be

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offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current per share market price and the denominator of which shall be the number of shares of Preferred Stock and shares of equivalent preferred stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.

11.4.1. General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex or, if the Security is not listed or admitted to trading on the NYSE Amex, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair

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value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2. Preferred Stock. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one ten-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 10,000.

11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Preferred Stock or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Preferred Stock. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

11.7. Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8. Effect of Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one-hundred thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days

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later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one ten-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of

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the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1. Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Plan and in lieu of Preferred Stock or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

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(2) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE Amex or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE Amex or such securities exchange;

(3) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2. Principal Party. “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

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13.3. Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Plan and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14. Fractional Rights and Fractional Shares.

14.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE Amex or, if the Rights are not listed or admitted to trading on the NYSE Amex, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE Amex or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2. Cash in Lieu of Fractional Shares of Preferred Stock. The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one ten-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current per share market price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his

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right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Plan.

Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications completed; and

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate or Book Entry Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

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In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

20.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

20.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

20.4. Reliance on Plan and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5. No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

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20.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

20.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

20.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, reputable overnight courier (e.g., FedEx), postage prepaid, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder in accordance with the Company’s request; provided, however, that notwithstanding anything in this Plan to the contrary, the Rights Agent may retain a copy of such books, records, funds, certificates or other documents or instruments to the extent necessary to meet legal, audit or regulatory requirements, including applicable law and internal retention policies. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in such state) in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, along with its Affiliates, of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

23.1. Right to Redeem. The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

23.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred

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Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by reputable overnight courier (e.g., FedEx), postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Rentech, Inc.

10877 Wilshire Boulevard, Suite 600

Los Angeles, CA 90024

Attention: General Counsel

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by reputable overnight courier (e.g., FedEx), postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided, that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment, provided that such supplement or amendment does not adversely affect the rights, duties, or obligations of the Rights Agent under this Plan.

Section 27. Exchange.

27.1. Exchange of Common Stock for Rights. The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights

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ANNEX A

that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Preferred Stock (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2. Exchange Procedures. Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3. Insufficient Shares. The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2) such that the current per share market price (determined pursuant to Section 11.4) of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange.

Section 28. Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by reputable overnight courier (e.g., FedEx), postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to

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ANNEX A

the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

Section 29. Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a shareholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 29, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by reputable overnight courier (e.g., FedEx), postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not limit or impair the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 29.

Section 30. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 32. Determination and Actions by the Board or Committee Thereof. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.

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ANNEX A

Section 33. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 34. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 35. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 37. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

(Signature Page Follows)

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ANNEX A

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

RENTECH, INC.

By:	/s/ Colin M. Morris
Name: Colin M. Morris
Title: Vice President and General Counsel

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ John M. Wahl
Name: John M. Wall
Title: Corporate Trust Officer

(Signature Page to Tax Benefit Preservation Plan)

A-26    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX A

EXHIBIT A

FORM OF ARTICLES OF AMENDMENT

to the

AMENDED AND RESTATED ARTICLES OF INCORPORATION

of

RENTECH, INC.

PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

(Pursuant to Section 7-106-102 of the

Colorado Business Corporation Act)

RENTECH, INC., a Colorado corporation, (hereinafter called the “Corporation”), does hereby certify that pursuant to the authority conferred upon the Board of Directors (the “Board of Directors”) by the Amended and Restated Articles of Incorporation of the Corporation and pursuant to Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, at a duly convened meeting held on July 29, 2011, adopted the following resolution:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Articles of Incorporation of the Company, the Board of Directors hereby creates the Series D Preferred Stock and hereby states the designation and number of shares, and fixes the relative rights, powers and preference, and qualifications, limitations and restrictions thereof as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series D Junior Participating Preferred Stock” (the “Series D Preferred Stock”) and the number of shares constituting the Series D Preferred Stock shall be 45,000. Such number of shares may be increased or decreased by further resolution duly adopted by the Board of Directors and by the filing of an amendment to the Corporation’s Articles of Incorporation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction or increase has been so authorized; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series D Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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(B) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other amendment to the Corporation’s Articles of Incorporation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(D) If, at the time of any annual meeting of shareholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series D Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series D Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of shareholders (and at each subsequent annual meeting of shareholders), unless all dividends in arrears on the Series D Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series D Preferred Stock being entitled to cast a number of votes per share of Series D Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of shareholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series D Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series D Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special

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ANNEX A

voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series D Preferred Stock in this Section 3.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Amended and Restated Articles of Incorporation or in any amendment thereto creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of Series D Preferred Stock shall have received an amount per share (the “Series D Liquidation Preference”) equal to $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series D Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

RENTECH, INC.   ï  2015 Proxy Statement    A-29

ANNEX A

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series D Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series D Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The Series D Preferred Stock shall not be redeemable by the Corporation.

Section 9. Rank. The Series D Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series D Preferred Stock.

Section 10. Amendment. At any time any shares of Series D Preferred Stock are outstanding, the Corporation’s Articles of Incorporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting separately as a single class.

Section 11. Fractional Shares. Series D Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Preferred Stock.

*  *  *

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ANNEX A

IN WITNESS WHEREOF, RENTECH, INC. has caused this certificate to be executed on behalf of the Corporation by the undersigned authorized officer this 5th day of August, 2011.

Name:
Title:

RENTECH, INC.   ï  2015 Proxy Statement    A-31

ANNEX A

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER AUGUST 5, 2014 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE TAX BENEFIT PRESERVATION PLAN (THE “PLAN”), OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE NOLS ARE UTILIZED IN ALL MATERIAL RESPECTS OR NO LONGER AVAILABLE IN ANY MATERIAL RESPECT UNDER SECTION 382 OF THE CODE (AS DEFINED IN THE PLAN) OR THAT AN OWNERSHIP CHANGE UNDER SECTION 382 OF THE CODE WOULD NOT ADVERSELY IMPACT IN ANY MATERIAL RESPECT THE TIME PERIOD IN WHICH THE COMPANY COULD USE THE NOLS, OR MATERIALLY IMPAIR THE AMOUNT OF THE NOLS THAT COULD BE USED BY THE COMPANY IN ANY PARTICULAR TIME PERIOD, FOR APPLICABLE TAX PURPOSES. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

RENTECH, INC.

This certifies that             , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of August 5, 2011, as the same may be amended from time to time (the “Plan”), between Rentech, Inc., a Colorado corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on the earliest to occur of: (i) August 5, 2014 or (ii) August 5, 2012 if stockholder approval of the Plan has not been obtained by that date, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series D Junior Participating Preferred Stock, par value $10.00 per share (the “Preferred Stock”), of the Company, at a purchase price of $3.75 per one ten-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one ten-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of                     , 20    , based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.0001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

A-32    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX A

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of                     , 20    .

RENTECH, INC.

By
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By
Authorized Signature

RENTECH, INC.   ï  2015 Proxy Statement    A-33

ANNEX A

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address

of transferee)

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person.

Dated:
Signature

A-34    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX A

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate.)

To: Rentech, Inc.

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person.

Dated:
Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person and such Assignment or Election to Purchase will not be honored.

RENTECH, INC.   ï  2015 Proxy Statement    A-35

ANNEX A

EXHIBIT C

As described in the Tax Benefit Preservation Plan, Rights which are held by or have been held by an Acquiring Person (as defined in the

Tax Benefit Preservation Plan) and certain transferees thereof shall become null and void and will no longer be transferable.

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

The Board of Directors of Rentech, Inc. (the “Company”) declared a dividend of one preferred stock purchase right (individually, a “Right” and collectively, the “Rights”) for each share of Common Stock, par value $.01 (the “Common Stock”), of the Company outstanding at the close of business on August 19, 2011 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one ten-thousandth of a share of Series D Junior Participating Preferred Stock (the “Preferred Stock”) of the Company at a price of $3.75 per one ten-thousandth of a share of Preferred Stock, subject to certain anti-dilution adjustments (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of August 5, 2011, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

By adopting the Plan, the Board of Directors is seeking to protect the Company’s ability to carry forward its net operating losses (collectively, “NOLs”). The Company has experienced substantial operating losses, and for federal and state income tax purposes, the Company may “carry forward” net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. These federal and state NOLs are a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company’s NOL asset. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Company’s NOL asset because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code.

Until the earlier to occur of (i) the close of business on the tenth (10) business day following a public announcement that a person or group has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) the close of business on the tenth (10) business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry, in either case together with a copy of this Summary of Rights. The Board can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be beneficially owned by all persons treated as the same entity for purposes of Section 382 of the Code. The Plan provides that any person who beneficially owned 4.99% or more of the Common Stock immediately prior to the first public announcement of the adoption of the Plan (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless the Existing Holder becomes the beneficial owner of (x) a percentage of the Common Stock of the Company then outstanding that is more than 1% more than the aggregate percentage of the outstanding Common Stock that such Existing Holder Beneficially Owns as of the date of the Plan or (y) less than 4.99% of the Common Stock of the Company then outstanding (after which, if the Existing Holder becomes the Beneficial Owner of 4.99% or more of the Common Stock of the Company then outstanding, the Existing Holder shall be deemed to be an “Acquiring Person”). The Plan includes a procedure whereby the Board of Directors will consider requests to exempt certain acquisitions of Common Stock of the Company from the applicable ownership trigger if the Board determines that the acquisition will not jeopardize or endanger the availability of the NOLs to the Company.

A-36    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX A

The Plan provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Plan by reference. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) August 5, 2014, subject to the Company’s right to extend such date (the “Final Expiration Date”), (ii) August 5, 2012 if stockholder approval of the Plan has not been obtained by that date, or (iii) the time at which the Board of Directors determines that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes.

Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 10,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 10,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 10,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 10,000 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one ten-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

RENTECH, INC.   ï  2015 Proxy Statement    A-37

ANNEX A

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.

The Rights may be redeemed in whole, but not in part, at a price of $.0001 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Plan may be amended by the Board of Directors, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person).

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.

A-38    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX B

Annex B

RIGHTS PLAN AMENDMENT

RENTECH, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

AMENDMENT

TO

TAX BENEFIT PRESERVATION PLAN

Effective as of August 1, 2014

This Amendment (this “Amendment”), dated as of August 1, 2014, to the Tax Benefit Preservation Plan, dated as of August 5, 2011 (the “Plan”), is between Rentech, Inc., a Colorado corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent have heretofore executed and entered into the Plan;

WHEREAS, the Plan, under its current terms, will expire on the close of business on August 5, 2014;

WHEREAS, pursuant to Section 26 of the Plan, the Company and the Rights Agent may from time to time supplement or amend any provision of the Plan in accordance with the provisions of Section 26 thereof;

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and the holders of the Rights to amend and extend the Plan as provided herein; and

WHEREAS, all acts and things necessary to make this Amendment a valid agreement according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects authorized by the Company and the Rights Agent.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements set forth herein, the Company and the Rights Agent agree as follows:

(a) Amendments.

1.1. Section 2 of the Plan is amended to delete the following sentence: “Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof.”

1.2. Section 7.1 of the Plan is amended to replace (i) the reference to “August 5, 2014” with “August 4, 2017”, and (ii) the reference to “August 5, 2012” with “the first Business Day following the 2015 annual Stockholder Meeting”.

1.3. The second sentence of Section 18 of the Plan is amended and restated as follows:

“The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.”

RENTECH, INC.   ï  2015 Proxy Statement    B-1

ANNEX B

1.4. Section 20.3 of the Plan is amended and restated in its entirety as follows:

“Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith, and willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Notwithstanding anything in this Plan to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The provisions of Section 18 and Section 20 hereof shall survive the termination or expiration of this Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.”

1.5. Section 21 of the Plan is amended to delete the clause “corporation organized and doing business under the laws of the State of New York” and replace it with the clause “Person organized and doing business under the laws of the United States, the State of New York”.

1.6. All references to the date of “August 5, 2014” in Exhibit B (the Form of Right Certificate) and Exhibit C (the Summary of Rights to Purchase Preferred Stock) to the Plan shall hereby be changed to “August 4, 2017”.

1.7. All references to the date of “August 5, 2012” in Exhibit B (the Form of Right Certificate) and Exhibit C (the Summary of Rights to Purchase Preferred Stock) to the Plan shall hereby be changed to “the business day following the 2015 annual stockholder meeting”.

(b) Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings given to them in the Plan.

(c) Effect of Amendment. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

(d) Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties hereto further agree to replace such invalid, void or unenforceable provision of this Amendment with a valid, legal and enforceable provision that carries out the parties’ intentions to the greatest lawful extent under this Amendment.

(e) Governing Law. This Amendment shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

(f) Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

(g) Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

(h) References. Any reference to the Plan contained in any agreement, instrument, notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(Signature page follows.)

B-2    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX B

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Plan to be duly executed, as of the day and year first above written.

RENTECH, INC.

By:	/s/ Colin Morris
Name: Colin M. Morris
Title: Senior VP and General Counsel

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Administration

(Signature Page to Amendment to Plan)

RENTECH, INC.   ï  2015 Proxy Statement    B-3

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B-4    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX C

Annex C

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

RENTECH, INC.

Rentech, Inc., a Colorado corporation, having its principal office at 10877 Wilshire Blvd., 10th Floor, Los Angeles, California 90024 (hereinafter referred to as the “Corporation”) hereby certifies to the Secretary of State of Colorado that:

FIRST: The Corporation desires to amend its Amended and Restated Articles of Incorporation filed with the Colorado Secretary of State on April 29, 2005, as amended (the “Articles”), in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect, as hereinafter provided.

SECOND: The following amendment to the Articles was duly adopted by the Board of Directors of the Corporation on [*].

THIRD: Thereafter, pursuant to a resolution of the Board of Directors, the amendment was submitted to, and was duly adopted by, the shareholders of the Corporation on June 17, 2015, pursuant to and in accordance with Section 7-110-103 of the Colorado Business Corporation Act.

FOURTH: Upon the filing and effectiveness (the “Effective Time”) pursuant to the Colorado Business Corporation Act of this amendment to the Articles, each [*] shares of Common Stock issued and outstanding immediately prior to the Effective Time or held by the Corporation as treasury stock immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall make a cash payment. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

IN WITNESS WHEREOF, Rentech, Inc. has caused these Articles of Amendment to be duly executed in its name and on its behalf by its                     this         day of                     , 20    .

RENTECH, INC.

By:
Name:
Title:

[Signature page to Articles of Amendment to Articles of Incorporation]

RENTECH, INC.   ï  2015 Proxy Statement    C-1

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C-2    RENTECH, INC.  ï   2015 Proxy Statement

ANNEX D

Annex D

ARTICLES OF AMENDMENT

TO THE

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

RENTECH, INC.

Rentech, Inc., a Colorado corporation, having its principal office at 10877 Wilshire Blvd., 10th Floor, Los Angeles, California 90024 (hereinafter referred to as the “Corporation”) hereby certifies to the Secretary of State of Colorado that:

FIRST: The Corporation desires to amend its Amended and Restated Articles of Incorporation filed with the Colorado Secretary of State on April 29, 2005, as amended (the “Articles”), in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect, as hereinafter provided.

SECOND: The following amendment to the Articles was duly adopted by the Board of Directors of the Corporation on [*].

THIRD: Thereafter, pursuant to a resolution of the Board of Directors, the amendment was submitted to, and was duly adopted by, the shareholders of the Corporation on June 17, 2015, pursuant to and in accordance with Section 7-110-103 of the Colorado Business Corporation Act.

FOURTH: The Amended and Restated Articles of Incorporation are hereby amended by striking the reference to 450,000,000 in Article 4-1 and replacing it with [                    ]1.

IN WITNESS WHEREOF, Rentech, Inc. has caused these Articles of Amendment to be duly executed in its name and on its behalf by its                     this         day of                     , 20    .

RENTECH, INC.

By:
Name:
Title:

[Signature page to Articles of Amendment to Articles of Incorporation]

[1]	This amount will be the quotient of 450,000,000 divided by the number of shares being combined into one pursuant to the ratio determined by the Board in connection with the Reverse Stock Split.

RENTECH, INC.   ï  2015 Proxy Statement    D-1

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D-2    RENTECH, INC.  ï   2015 Proxy Statement

IMPORTANT INFORMATION CONCERNING THE RENTECH ANNUAL MEETING

Check-in begins: 7:30 am PDT	Meeting begins: 8:30 am PDT

•	Our shareholders, including joint holders, as of the close of business on April 21, 2015, the record date for the annual meeting, are entitled to attend the annual meeting on June 17, 2015.

•	All shareholders and their proxies should be prepared to present photo identification for admission to the meeting

•	If you are a registered shareholder, an admission ticket is attached to your proxy card. Please detach and bring the admission ticket with you to the meeting. Shareholders who do not present admission tickets at the meeting will be admitted only upon verification of ownership.

•	If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you beneficially owned the shares on April 21, 2015, the record date for voting.

•	Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on April 21, 2015.

•	Failure to present identification or otherwise comply with the above procedures will result in exclusion from the meeting.

•	Meeting attendees will not be permitted to bring cameras, mobile phones, recording equipment, electronic devices or large bags, briefcases or packages to the meeting.

•	During the Annual Meeting the Secretary will report on the matters set forth in the Notice of the Meeting and remarks about the Company will be provided by the management. Shareholders will have the opportunity to submit questions in writing to management up through the conclusion of the management presentation.

•	Please allow ample time for check-in.

THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

Directions to the Sheraton Gateway Los Angeles Hotel:

From the Los Angeles International Airport:

Go east on Century Blvd. for less than one mile. Complimentary Airport Shuttle is provided to the hotel.

From Downtown Los Angeles:

Take the CA-110 South to the I-105 West toward the Los Angeles Airport. Take exit 2A toward La Cienega/Aviation Blvd. Turn left onto West Imperial Highway. Turn right onto Aviation Blvd and then make a slight left onto West Century Blvd.

From Orange County:

Take the I-405 North toward Santa Monica and then take the Century Blvd. exit toward the Los Angeles Airport. Turn left onto West Century Blvd.

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VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

____ ____ ____ ____ ____ ____

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.	☐
The Board of Directors recommends you vote FOR the following:			☐	☐	☐
1.	Election of Directors
Nominees
01	Keith B. Forman 02 Halbert S. Washburn
The Board of Directors recommends you vote FOR proposals 2. through 5.								For	Against	Abstain
2.	Approval of the amendment to the Tax Benefit Preservation Plan.							☐	☐	☐
3.	Approval of the Reverse Stock Split.							☐	☐	☐
4.	Approval of the authorized share decrease.							☐	☐	☐
5.	Ratification of selection of independent registered public accounting firm.							☐	☐	☐

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name, by authorized person.
SHARES CUSIP # SEQUENCE #

JOB #
Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Ticket for Admission to
2015 Rentech Annual Shareholders Meeting

Time: 8:30 am PDT, June 17, 2015

Place: Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California

Admission:  This ticket will admit shareholder. Ticket for one guest can be requested upon admission to the annual meeting. Valid admission ticket and government issued picture identification required to enter meeting.

Detach along perforated lines and retain ticket for admission to Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10K Combo is/are available at www.proxyvote.com.

PROXY Rentech, Inc. Annual Meeting of Shareholders—June 17, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

The undersigned shareholder(s) of Rentech, Inc., a Colorado corporation, hereby acknowledge(s) receipt of the Proxy Statement dated May 8, 2015, and hereby appoint(s) Colin M. Morris, Keith B. Forman, and Dan J. Cohrs, and each of them, proxy and attorney-in-fact, with full of substitution, on behalf and in the name of the undersigned at the Annual Meeting of Shareholders of Rentech, Inc., to be held at the Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California on June 17, 2015 at 8:30 am PDT and at any adjournment or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted according to the recommendations of the Board of Directors indicated on the reverse side, and according to the discretion of the persons appointed above (in accordance with the Board of Director’s recommendations) for any other matters that may properly come before the meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY AND VOTE

BY ONE OF THE METHODS DESCRIBED ON THE REVERSE SIDE.

(Continued, and to be signed and dated on reverse side)